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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5032

BARON INVESTMENT FUNDS TRUST f/k/a
BARON ASSET FUND

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor
New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel
c/o Baron Investment Funds Trust
767 Fifth Avenue, 49th Floor
New York, NY 10153
(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2013

          Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

          A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form NCSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

          Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

          SEC 2569 (5-07)

Item 1. Reports to Stockholders.
          Baron Investment Funds Trust Semi-Annual Report for the period ended March 31, 2013

Baron Asset Fund	Baron Funds®
Baron Growth Fund
Baron Small Cap Fund
Baron Opportunity Fund
Baron Fifth Avenue Growth Fund

March 31, 2013	Semi-Annual Financial Report

Baron Asset Fund
Ticker Symbols:
Retail Shares: BARAX
Institutional Shares: BARIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

Baron Growth Fund
Ticker Symbols:
Retail Shares: BGRFX
Institutional Shares: BGRIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

Baron Small Cap Fund
Ticker Symbols:
Retail Shares: BSCFX
Institutional Shares: BSFIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

Baron Opportunity Fund
Ticker Symbols:
Retail Shares: BIOPX
Institutional Shares: BIOIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

Baron Fifth Avenue Growth Fund
Ticker Symbols:
Retail Shares: BFTHX
Institutional Shares: BFTIX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

Financial Statements

Statements of Net Assets	12
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Notes to Financial Statements	28

Financial Highlights	37

Fund Expenses	42

DEAR BARON FUNDS SHAREHOLDER:
In this report you will find unaudited financial statements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund (the “Funds”) for the six months ended March 31, 2013. The Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.
We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.
Sincerely,

Ronald Baron	Linda S. Martinson	Peggy Wong
Chief Executive Officer and	Chairman, President and	Treasurer and
Chief Investment Officer	Chief Operating Officer	Chief Financial Officer
May 16, 2013	May 16, 2013	May 16, 2013

This Semi-Annual Financial Report is for the Baron Investment Funds Trust, which currently has five series: Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund. If you are interested in the Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.
A description of the Funds’ proxy voting policies and procedures is available without charge on the Funds’ website, www.BaronFunds.com or by calling 1-800-99BARON, and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by calling 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter-end are also available on the Funds’ website.
Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.
Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus.

Baron Asset Fund (Unaudited)	March 31, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ASSET FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2013
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (June 12, 1987)
Baron Asset Fund — Retail Shares[1,2]	15.67%	15.20%	13.43%	6.51%	11.59%	11.16%
Baron Asset Fund — Institutional Shares[1,2,4]	15.82%	15.54%	13.74%	6.73%	11.70%	11.21%
Russell Midcap Growth Index[1]	13.39%	12.76%	14.23%	7.98%	11.53%	9.53%[3]
S&P 500 Index[1]	10.19%	13.96%	12.67%	5.81%	8.53%	9.05%

*	Not annualized.

[1]
The indexes are unmanaged. The Russell MidcapTM Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	For the period June 30, 1987 to March 31, 2013.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares did not reflect this fee, the returns would be higher.

March 31, 2013 (Unaudited)	Baron Asset Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2013
Percent of
Net Assets
Gartner, Inc.	4.1%

Verisk Analytics, Inc.	3.9%

SBA Communications Corp.	3.4%

Arch Capital Group Ltd.	3.3%

IDEXX Laboratories, Inc.	3.2%

Fastenal Co.	3.1%

Ralph Lauren Corp.	3.0%

Discovery Communications, Inc.	2.9%

The Charles Schwab Corp.	2.8%

Mettler-Toledo International, Inc.	2.7%
32.4%

SECTOR BREAKDOWN AS OF MARCH 31, 2013† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended March 31, 2013, Baron Asset Fund‡ gained 15.67%, while the Russell Midcap Growth Index gained 13.39% and the S&P 500 Index gained 10.19%.

Baron Asset Fund invests primarily in medium-sized growth companies for the long term, using a value-oriented purchase discipline.[1] The Fund purchases companies that we believe have sustainable competitive advantages, strong financial characteristics, exceptional management, and operate in industries with favorable growth characteristics.

After mixed results in the fourth quarter (negative to barely positive returns), several of the major U.S. market indexes reached all-time highs in the first quarter. Investors appeared to shrug off concerns about the impact of the ongoing budgetary disagreements on the broader U.S. economy. Instead, they focused on generally positive fourth quarter earnings results and continued signs that the U.S. economy is improving, notably the rise in existing home prices and new home construction activity. In addition, positive asset flows continued into equity mutual funds, indicating that investors’ long-awaited shift away from cash may have finally begun.

The Fund’s investments in the Consumer Discretionary, Industrials, and Financials sectors were the largest contributors to performance. Travel and leisure companies in the Consumer Discretionary sector rose, including hotels, resorts, cruise lines and Internet-based travel agents. We believe that continued improvement in global travel demand will lead to a meaningful increase in profitability for these companies, stemming from higher occupancy levels and increased pricing. Investments in Industrials operate in attractive growth markets, having unique assets or brands that provide competitive advantages, with recurring revenue streams and positive operating leverage. The rising stock market and investors’ increased allocations to equities benefited asset managers and brokerages, and firming prices on insurance policy renewals benefited insurers. Companies with exposure to the recovering housing and commercial real estate markets also performed well.

Information Technology holding, FleetCor Technologies, Inc. was the leading contributor to Fund performance for the six-month period. FleetCor Technologies provides payment processing services to the vehicle fleet industry. The stock rose during the period due to better than expected earnings results and guidance. Organic growth has continued to be strong, and management is aggressively seeking to grow outside the U.S. through acquisitions.

MSCI, Inc. shares declined in the period as a result of Vanguard changing a subset of its ETF benchmarks from MSCI to FTSE and CRSP. As a result, the Fund exited its position.

We continue to believe that stock market valuations are attractive. U.S. interest rates remain near historically low levels, and the fixed income markets offer limited inflation-adjusted returns. Although investors have begun to deploy some funds back into equities, they continue to hold substantial sums on the sidelines. We believe that the Fund will continue to benefit in a market environment that rewards high-quality companies with predictable and fast-growing earnings streams.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

[1]	Prior to February 15, 2007, the Fund’s strategy was to invest primarily in small- and mid-sized growth companies.

Baron Growth Fund (Unaudited)	March 31, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GROWTH FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2013
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 1994)
Baron Growth Fund — Retail Shares[1,2]	15.72%	21.08%	15.84%	8.58%	11.66%	13.60%
Baron Growth Fund — Institutional Shares[1,2,3]	15.86%	21.40%	16.15%	8.79%	11.77%	13.66%
Russell 2000 Growth Index[1]	13.72%	14.52%	14.75%	9.04%	11.61%	6.90%
S&P 500 Index[1]	10.19%	13.96%	12.67%	5.81%	8.53%	8.99%

*	Not annualized.

[1]
The indexes are unmanaged. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares did not reflect this fee, the returns would be higher.

March 31, 2013 (Unaudited)	Baron Growth Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2013
Percent of
Net Assets
Arch Capital Group Ltd.	3.3%

ITC Holdings Corp.	3.0%

Dick’s Sporting Goods, Inc.	2.9%

Community Health Systems, Inc.	2.9%

Genesee & Wyoming, Inc.	2.8%

LKQ Corp.	2.8%

ANSYS, Inc.	2.6%

Gartner, Inc.	2.3%

FactSet Research Systems, Inc.	2.2%

Penn National Gaming, Inc.	2.2%
27.0%

SECTOR BREAKDOWN AS OF MARCH 31, 2013† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended March 31, 2013, Baron Growth Fund‡ gained 15.72%, while the Russell 2000 Growth Index gained 13.72% and the S&P 500 Index gained 10.19%.

Baron Growth Fund invests primarily in small-sized U.S. growth companies for the long term. Through independent research, we utilize an investment approach that we believe allows us to look at a business’s fundamental characteristics and beyond the current market environment.We invest based on the potential profitability of a business at what we believe are attractive valuations.

After mixed results for U.S. markets in the fourth quarter, several major U.S. market indexes reached all-time highs in the first quarter. This strong performance was due, in part, to better than expected fourth quarter earnings, which businesses reported early in the first quarter. These results provided evidence that the U.S. economy continues to improve. For example, we see improvements in existing home prices, new home construction activity, and automobile sales. Natural gas prices and electricity costs remain low, which also positively impacts industrial activity. These factors appear to offset fears surrounding government fiscal restraints, higher taxes, and the economic impact of sequestration. In addition, asset flows into equity investments turned positive in the first quarter; the first such quarter in two years, indicating that investors’ long-awaited shift away from cash finally might be beginning.

On a sector level, investments in every sector contributed to performance, with the Fund’s investments in the Industrials, Information Technology (IT), and Consumer Discretionary sectors being the largest contributors.

Within IT, Cymer, Inc. was the largest contributor to Fund performance in the period. Shares of the leading provider of photolithography light sources for semiconductor manufacturing rose 88.3% in the period after it was announced in the fourth quarter that Cymer was being acquired by its largest customer, ASML Holding N.V. This validated our multi-year growth thesis, centered on the uptake of next-generation extreme ultra-violet lasers.

Better Place, Inc. was the largest detractor from Fund performance in the period. Better Place is the first private global end-to-end electric vehicle (EV) infrastructure provider with operating networks in Israel and Denmark. We invested in Better Place in December 2011, ahead of its commercial launch, with the view that its innovative approach to EVs would enable it to jumpstart EV adoption in Denmark and Israel. Our expectations were not met, and projected execution was above budget and behind schedule. This, plus a recent management change, caused us to mark down our investment significantly.

The Fund continues to invest in a portfolio of businesses that have significantly better financial characteristics than the benchmark index against which it is compared. These businesses have significantly higher growth rates, operating margins, net margins, EBITDA margins, return on invested capital, return on equity, return on assets, and lower standard deviations of earnings growth.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided "as is" with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Small Cap (Unaudited)	March 31, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2013
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (September 30, 1997)
Baron Small Cap Fund — Retail Shares[1,2]	16.50%	17.15%	15.26%	8.60%	11.56%	9.74%
Baron Small Cap Fund — Institutional Shares[1,2,3]	16.63%	17.45%	15.56%	8.81%	11.67%	9.81%
Russell 2000 Growth Index[1]	13.72%	14.52%	14.75%	9.04%	11.61%	4.17%
S&P 500 Index[1]	10.19%	13.96%	12.67%	5.81%	8.53%	5.20%

*	Not annualized.

[1]
The indexes are unmanaged. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares did not reflect this fee, the returns would be higher.

March 31, 2013 (Unaudited)	Baron Small Cap Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2013
Percent of
Net Assets
SBA Communications Corp.	3.7%

Penn National Gaming,Inc.	3.4%

TransDigm Group,Inc.	3.2%

Equinix,Inc.	2.6%

Gartner,Inc.	2.5%

Liberty Media Corp.	2.3%

Waste Connections,Inc.	1.9%

The Ultimate Software Group,Inc.	1.7%

Brookdale Senior Living,Inc.	1.7%

ACI Worldwide,Inc.	1.7%
24.7%

SECTOR BREAKDOWN AS OF MARCH 31, 2013† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended March 31, 2013, Baron Small Cap Fund‡ gained 16.50%, while the Russell 2000 Growth Index gained 13.72% and the S&P 500 Index gained 10.19%.

Baron Small Cap Fund invests primarily in small-cap growth companies for the long term. The Fund invests in what we believe are well-run small-cap growth businesses that can be purchased at prices that represent a significant discount to our assessment of future value.

Despite all the worries about global macro issues such as European debt, Chinese growth, Middle East tensions, and austerity measures passed to deal with the U.S.’s fiscal cliff, surprisingly, the economy accelerated and many businesses reported better than expected fourth quarter results. Retail sales were firm, auto and industrial production rose, the housing market continued to strengthen, and employment reports beat consensus estimates by wide margins. Corporate earnings, which we contend are most important in determining stock prices, were solid. Corporate executives reported an improved tone to business and more optimism concerning their outlooks for the near future. Stocks rode the optimism to all-time highs. The upswing in stocks is four years old, yet in the first quarter it felt like a distinct change in attitude to us, with increased money flowing into equities, and the Fund.

Still, there were some anomalies in the first quarter, in our view, in that defensive sectors such as Health Care led the rally, energy and commodity prices fell, and bonds weakened. These are all unusual occurrences for a rally based upon a firming economy.

The Fund’s investments in the Consumer Discretionary, Industrials, and Information Technology sectors were the strongest contributors to performance.

Penn National Gaming, Inc., a regional gaming company with casinos across the U.S., was the largest contributor to performance during the period. Its shares increased 26.3% over the past six months after the company announced it will be separating its real estate assets into two separately traded entities in the fourth quarter of 2012. Operating assets will comprise one entity and real property assets will comprise the other, which is expected to become a REIT. We believe this reorganization is a positive for the company and will add value to both entities over time.

BJ’s Restaurants, Inc., an operator of casual dining restaurants, was the largest detractor from performance in the period. The company lowered both sales and earnings guidance for the fourth quarter, leading analysts to lower both 2012 and 2013 earnings expectations. We viewed this as an overreaction to a modest near-term shortfall and used the occasion to buy additional shares.

Baron Small Cap Fund’s investments fall into three categories: classic growth stocks, fallen angels, and special situations. The Fund intends to continue to invest predominantly in classic growth stocks that we believe have significant long-term growth prospects and can be purchased at what we believe are attractive prices because their prospects have not yet been appreciated by investors. Fallen angels are companies that we believe have strong long-term franchises but have disappointed investors with shortterm results, creating what we believe is a buying opportunity. Special situations include spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase what we believe are strong businesses at attractive prices. With the market rally and growth stocks trading at higher multiples, our new purchases in the first quarter focused on special situations and initial public offerings.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Opportunity Fund (Unaudited)	March 31, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON OPPORTUNITY FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2013
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (February 29, 2000)
Baron Opportunity Fund — Retail Shares[1,2]	7.48%	5.86%	11.63%	8.57%	14.48%	4.06%
Baron Opportunity Fund — Institutional Shares[1,2,3]	7.67%	6.12%	11.94%	8.81%	14.60%	4.15%
Russell Midcap Growth Index[1]	13.39%	12.76%	14.23%	7.98%	11.53%	1.78%
S&P 500 Index[1]	10.19%	13.96%	12.67%	5.81%	8.53%	2.99%

*	Not annualized.

[1]
The indexes are unmanaged. The Russell MidcapTM Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares did not reflect this fee, the returns would be higher.

March 31, 2013 (Unaudited)	Baron Opportunity Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2013
Percent of
Net Assets
Gartner, Inc.	4.2%

Verisk Analytics,Inc.	3.6%

Guidewire Software,Inc.	3.3%

ANSYS,Inc.	3.2%

Equinix,Inc.	3.0%

RealPage,Inc.	2.8%

HomeAway,Inc.	2.7%

Discovery Communications,Inc.	2.6%

SBA Communications Corp.	2.6%

CBRE Group,Inc.	2.2%
30.2%

SECTOR BREAKDOWN AS OF MARCH 31, 2013† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended March 31, 2013, Baron Opportunity Fund‡ gained 7.48%, while the Russell Midcap Growth Index gained 13.39% and the S&P 500 Index gained 10.19%.

Baron Opportunity Fund invests primarily in U.S. mid-cap growth companies that we believe are driving or benefiting from innovation through development of pioneering, transformative, or technologically advanced products and services.

The U.S. equity markets posted solid gains for the six-month period. Coordinated central bank actions on both sides of the Atlantic spurred investors to focus on attractive equity valuations in the context of historically low U.S. and global interest rates, and the market cheered the New Year’s Eve compromise averting the fiscal cliff in the U.S. The rally continued, spurred on by better-than-feared fourth quarter earnings and strong money flows into U.S. equity markets.

The Fund did not keep pace with the broader market this period. This sixmonth period was unusual in that the Fund’s investments in the Consumer Discretionary sector, and not the Information Technology (IT) sector, contributed the most to Fund performance. Fund performance was also positively impacted by its investments in the Industrials and Energy sectors. In addition, participation in IPOs contributed 2.07% to the Fund’s six-month returns.* The primary detractors from performance were investments in the IT, Utilities, and Materials sectors.

Energy holding CARBO Ceramics, Inc. was the leading contributor to Fund performance for the period. CARBO is the leading supplier of advanced material proppants for the oil & gas industry. After underperforming for much of 2012, its shares rebounded over the past six months, as it appeared that the problems of oversupplied markets and logistical challenges that were hurting pricing, costs, and volumes were abating. As a result, earnings estimates have stabilized and begun to improve for 2013.

BazaarVoice, Inc., which provides social commerce SaaS solutions to brands and retailers in the U.S. and abroad, was the largest detractor from performance during the period, and the Fund exited its position. Shares of BazaarVoice declined over 50% for the period, as the company announced management changes, including the retirement of its CEO.

We believe the investment strategy for the Fund remains consistent and compelling.We invest in higher growth, often innovative businesses that are benefiting from powerful secular growth themes. The Fund’s investments, in the aggregate, are growing their top lines at about twice the rate as the companies that make up the Russell Midcap Growth Index. Our investments also tend to have higher free cash flow margins than the average benchmark company. We sometimes pay higher multiples for these faster-growing businesses, and we accept slightly more volatility than the benchmark, but we believe, over time, our strategy will yield higher risk-adjusted returns for our investors than an investment in the passive benchmark. While we strive to outperform in every period, we acknowledge that, with our approach to investing, periods of underperformance are unavoidable.We attempt to use those periods to improve the portfolio by taking advantage of compelling opportunities when they present themselves. We believe the best approach to longterm investing is to pursue a consistent and proven strategy.We continue to focus on identifying businesses with powerful secular growth drivers, predictable and/or recurring revenue streams, sustainable competitive advantages, strong balance sheets, positive operating cash flows, and products and services that we expect to remain in high demand and critical to customers.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

*	There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and/or secondary offerings will be the same in the future.

Baron Fifth Avenue Growth Fund (Unaudited)	March 31, 2013

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FIFTH AVENUE GROWTH FUND (RETAIL SHARES) IN RELATION TO THE S&P 500 INDEX AND THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2013
	Six Months*	One Year	Three Years	Five Years	Since Inception (April 30, 2004)
Baron Fifth Avenue Growth Fund — Retail Shares[1,2]	5.24%	3.23%	9.34%	4.01%	4.76%
Baron Fifth Avenue Growth Fund — Institutional Shares[1,2,3]	5.38%	3.55%	9.61%	4.21%	4.87%
S&P 500 Index[1]	10.19%	13.96%	12.67%	5.81%	6.17%
Russell 1000 Growth Index[1]	8.10%	10.09%	13.06%	7.30%	6.48%

*	Not annualized.

[1]
The indexes are unmanaged. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies and the Russell 1000® Growth Index of large-sized U.S. companies that are classified as growth. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares did not reflect this fee, the returns would be higher.

March 31, 2013 (Unaudited)	Baron Fifth Avenue Growth Fund

TOP TEN HOLDINGS AS OF MARCH 31, 2013
Percent of
Net Assets
Google,Inc.	5.9%

Apple,Inc.	5.2%

Visa,Inc.	4.6%

Amazon.com,Inc.	4.3%

Monsanto Co.	4.1%

Wynn Resorts Ltd.	4.0%

Brookfield Asset Management,Inc.	3.8%

priceline.com,Inc.	3.7%

Equinix,Inc.	3.5%

Illumina,Inc.	3.4%
42.5%

SECTOR BREAKDOWN AS OF MARCH 31, 2013† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended March 31, 2013, Baron Fifth Avenue Growth Fund‡ gained 5.24%, while the S&P 500 Index gained 10.19% and the Russell 1000 Growth Index gained 8.10%.

Baron Fifth Avenue Growth Fund focuses on identifying and investing in unique companies with sustainable competitive advantages that we believe have the ability to redeploy capital at high rates of return. The Fund’s portfolio is constructed on a bottom-up basis, with the quality of ideas and conviction level being the most important determinants of the size of each investment. When we develop high conviction in a particular business, we expect it to have a meaningful weight in the portfolio. We expect top 10 holdings to be in the range of 35% to 45% of the Fund. The Fund’s sector weightings are incidental to portfolio construction, and exposure to any sector is a result of our stock selection.

After mixed results in the fourth quarter (negative to barely positive returns), several of the major U.S. market indexes reached all-time highs in the first quarter. For instance, approximately 88% of the constituents in the S&P 500 Index, which measures the performance of widely held large-cap U.S. companies, increased in value during the first quarter. Investors appeared to shrug off concerns about the impact of the ongoing budgetary disagreements on the broader U.S. economy. Instead, they focused on generally positive fourth quarter earnings results and continued signs that the U.S. economy is improving.

The Fund’s investments in the Consumer Discretionary, Industrials, and Materials sectors were the largest contributors to performance, while its investments in Utilities and Information Technology detracted.

The largest contributor to performance for the period was Visa, Inc., a payment network that authorizes and facilitates payments for consumers, merchants, and financial institutions around the world. The stock rose during the period due to strong earnings growth that exceeded expectations. The stock also benefited from a higher valuation multiple, as investors increasingly sought out strong companies with secular growth characteristics.

After being a significant contributor for most of 2012, Apple, Inc., was the Fund’s largest detractor over the last six months. Apple lost about a third of its value or approximately $210 billion of its market cap during this period. The competition continues to get better, profit margins are coming down, and we are no closer to getting clarity on new products or management’s thought process or priorities in addressing these issues. The current valuation suggests that the market is pricing in a significant decline in Apple’s earnings and free cash flow, a scenario we find unlikely. We still believe that Apple can win in many different ways and that it retains unusually large positive optionality, despite several short-term issues.

The Fund seeks to manage risk by focusing on business risk (competition, management and regulations), valuation risk (purchase price providing a large enough margin of safety), financial risk (leverage and capital structure), and analysis risk (our assumptions). Our objective is not to predict how markets may perform in a given year. Instead, we aim to create a portfolio of unique companies with different end markets because, in our experience, this is the best way to manage market risk over time.

†
Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

*	Less than 0.1%.

‡	Performance information reflects results of the Retail Shares.

Baron Asset Fund	March 31, 2013

STATEMENT OF NET ASSETS (UNAUDITED)

MARCH 31, 2013

Shares		Cost	Value
Common Stocks (97.29%)
Consumer Discretionary (25.75%)
	Apparel, Accessories & Luxury Goods (3.70%)
175,000	Fossil, Inc.[1]	$13,482,048	$16,905,000
415,000	Ralph Lauren Corp.	7,677,813	70,263,650

		21,159,861	87,168,650
	Automotive Retail (1.33%)
750,000	CarMax, Inc.[1]	14,772,082	31,275,000

	Broadcasting (3.50%)
875,000	Discovery Communications, Inc., Cl A1	22,464,785	68,897,500
120,000	Liberty Media Corp.[1]	8,488,154	13,395,600

		30,952,939	82,293,100
	Cable & Satellite (0.13%)
135,000	Starz Liberty Capital[1]	1,098,254	2,990,250

	Casinos & Gaming (1.99%)
375,000	Wynn Resorts Ltd.	1,245,697	46,935,000

	Education Services (0.44%)
325,000	DeVry, Inc.	546,016	10,318,750

	Hotels, Resorts & Cruise Lines (3.96%)
800,000	Choice Hotels International, Inc.	3,917,852	33,848,000
1,025,000	Hyatt Hotels Corp., Cl A1	30,808,659	44,310,750
507,471	Norwegian Cruise Line Holdings Ltd.[1,2]	9,641,949	15,046,515

		44,368,460	93,205,265
	Internet Retail (3.80%)
1,102,295	HomeAway, Inc.[1]	29,580,281	35,824,588
78,000	priceline.com, Inc.[1]	12,636,160	53,658,540

		42,216,441	89,483,128
	Leisure Facilities (2.65%)
1,000,000	Vail Resorts, Inc.	19,491,424	62,320,000

	Specialty Stores (4.25%)
750,000	Dick’s Sporting Goods, Inc.	20,465,452	35,475,000
500,000	Tiffany & Co.	15,543,940	34,770,000
285,000	Tractor Supply Co.	18,855,913	29,677,050

		54,865,305	99,922,050

Total Consumer Discretionary		230,716,479	605,911,193

Consumer Staples (0.58%)
	Food Distributors (0.58%)
275,000	United Natural Foods, Inc.[1]	14,611,786	13,530,000

Energy (4.83%)
	Oil & Gas Drilling (1.16%)
450,000	Helmerich & Payne, Inc.	13,140,149	27,315,000

	Oil & Gas Equipment & Services (1.90%)
235,000	Core Laboratories N.V.[2]	16,127,180	32,411,200
150,000	Oil States International, Inc.[1]	10,032,536	12,235,500

		26,159,716	44,646,700
	Oil & Gas Exploration & Production (1.42%)
264,500	Concho Resources, Inc.[1]	11,663,100	25,770,235
150,000	Whiting Petroleum Corp.[1]	4,787,930	7,626,000

		16,451,030	33,396,235
Shares		Cost	Value
Common Stocks (continued)
Energy (continued)
	Oil & Gas Storage & Transportation (0.35%)
244,934	Western Gas Equity Partners LP	$5,525,167	$8,381,641

Total Energy		61,276,062	113,739,576

Financials (12.33%)
	Asset Management & Custody Banks (1.74%)
400,000	Eaton Vance Corp.	7,605,392	16,732,000
325,000	T. Rowe Price Group, Inc.	7,848,785	24,332,750

		15,454,177	41,064,750
	Investment Banking & Brokerage (2.82%)
3,750,000	The Charles Schwab Corp.	5,193,364	66,337,500

	Office REITs (1.37%)
98,000	Alexander’s, Inc.[4]	4,817,388	32,309,620

	Property & Casualty Insurance (3.35%)
1,500,000	Arch Capital Group Ltd.[1,2]	16,378,999	78,855,000

	Real Estate Services (2.31%)
2,150,000	CBRE Group, Inc., Cl A1	29,247,253	54,287,500

	Regional Banks (0.74%)
450,000	First Republic Bank	11,878,902	17,379,000

Total Financials		82,970,083	290,233,370

Health Care (11.72%)
	Health Care Distributors (1.38%)
350,000	Henry Schein, Inc.[1]	9,382,832	32,392,500

	Health Care Equipment (3.91%)
810,000	IDEXX Laboratories, Inc.[1]	31,726,860	74,835,900
35,000	Intuitive Surgical, Inc.[1]	3,456,371	17,191,650

		35,183,231	92,027,550
	Health Care Facilities (0.54%)
200,000	Universal Health Services, Inc., Cl B	11,357,093	12,774,000

	Health Care Technology (0.54%)
135,000	Cerner Corp.[1]	5,888,938	12,791,250

	Life Sciences Tools & Services (4.21%)
650,000	Illumina, Inc.[1]	28,570,042	35,100,000
300,000	Mettler-Toledo International, Inc.[1]	18,943,372	63,966,000

		47,513,414	99,066,000
	Pharmaceuticals (1.14%)
225,000	Perrigo Co.	16,355,774	26,714,250

Total Health Care		125,681,282	275,765,550

Industrials (20.18%)
	Air Freight & Logistics (1.14%)
450,000	C.H. Robinson Worldwide, Inc.	8,215,198	26,757,000

	Electrical Components & Equipment (1.76%)
325,000	Roper Industries, Inc.	28,285,642	41,375,750

	Environmental & Facilities Services (2.27%)
325,000	Clean Harbors, Inc.[1]	18,239,236	18,879,250
325,000	Stericycle, Inc.[1]	9,162,173	34,508,500

		27,401,409	53,387,750

12	See Notes to Financial Statements.

March 31, 2013	Baron Asset Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2013

Shares		Cost	Value
Common Stocks (continued)
Industrials (continued)
	Industrial Machinery (3.44%)
940,000	Colfax Corp.[1]	$30,232,157	$43,747,600
65,000	The Middleby Corp.[1]	9,540,120	9,889,750
400,000	Pall Corp.	26,014,362	27,348,000

		65,786,639	80,985,350
	Research & Consulting Services (7.25%)
200,000	IHS, Inc., Cl A1	18,819,422	20,944,000
1,600,000	Nielsen Holdings N.V.[2]	40,612,242	57,312,000
1,500,000	Verisk Analytics, Inc., Cl A1	39,224,920	92,445,000

		98,656,584	170,701,000
	Trading Companies & Distributors (4.32%)
1,400,000	Fastenal Co.	25,751,882	71,890,000
900,000	MRC Global, Inc.[1]	20,987,322	29,637,000

		46,739,204	101,527,000

Total Industrials		275,084,676	474,733,850

Information Technology (17.06%)
	Application Software (4.61%)
735,000	ANSYS, Inc.[1]	23,003,094	59,843,700
525,000	FactSet Research Systems, Inc.	28,837,255	48,615,000

		51,840,349	108,458,700
	Data Processing & Outsourced Services (2.36%)
725,000	FleetCor Technologies, Inc.[1]	26,676,932	55,585,750

	Internet Software & Services (2.66%)
215,000	LinkedIn Corp., Cl A1	13,256,059	37,852,900
525,000	VeriSign, Inc.[1]	24,145,638	24,822,000

		37,401,697	62,674,900
	IT Consulting & Other Services (6.27%)
235,000	Equinix, Inc.[1,4]	17,132,405	50,832,850
1,775,000	Gartner, Inc.[1]	39,253,019	96,577,750

		56,385,424	147,410,600
	Systems Software (1.16%)
600,000	MICROS Systems, Inc.[1]	29,125,508	27,306,000

Total Information Technology		201,429,910	401,435,950

Materials (1.47%)
	Industrial Gases (1.47%)
350,000	Airgas, Inc.	23,451,908	34,706,000

Telecommunication Services (3.37%)
	Wireless Telecommunication Services (3.37%)
1,100,000	SBA Communications Corp., Cl A1	34,449,588	79,222,000

Total Common Stocks		1,049,671,774	2,289,277,489

Shares		Cost	Value
Private Equity Investments (1.47%)
Consumer Discretionary (0.35%)
	Hotels, Resorts & Cruise Lines (0.35%)
5,200,000	Kerzner International
	Holdings Ltd., Cl A1,2,3,4,6	$52,000,000	$8,268,000

Financials (1.12%)
	Asset Management & Custody Banks (1.12%)
7,056,223	Windy City Investments Holdings, L.L.C.[1,3,4,6]	34,581,904	26,249,149

Total Private Equity Investments		86,581,904	34,517,149

Principal
Amount
Short Term Investments (1.43%)
$33,749,073	Repurchase Agreement with Fixed Income Clearing Corp., dated 3/28/2013, 0.01% due 4/1/2013; Proceeds at maturity - $33,749,110; (Fully collateralized by $33,180,000 U.S. Treasury Note, 4.00% due 2/15/2014; Market value - $34,424,250)[5]	33,749,073	33,749,073

Total Investments (100.19%)		$1,170,002,751	2,357,543,711

Liabilities Less Cash and Other Assets (-0.19%)			(4,468,873)

Net Assets			$2,353,074,838

Retail Shares (Equivalent to $55.82 per share based on 34,808,954 shares outstanding)			$1,943,150,065

Institutional Shares (Equivalent to $56.50 per share based on 7,255,155 shares outstanding)			$409,924,773

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At March 31, 2013, the market value of restricted and fair valued securities amounted to $34,517,149 or 1.47% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	13

Baron Growth Fund	March 31, 2013

STATEMENT OF NET ASSETS (UNAUDITED)

MARCH 31, 2013

Shares		Cost	Value
Common Stocks (95.52%)
Consumer Discretionary (22.40%)
	Apparel Retail (0.40%)
1,464,900	Cia. Hering SA (Brazil)[2]	$21,638,953	$26,169,932

	Apparel, Accessories & Luxury Goods (1.90%)
2,450,000	Under Armour, Inc., Cl A1	39,352,776	125,440,000

	Automotive Retail (0.38%)
750,000	Penske Automotive Group, Inc.	13,032,059	25,020,000

	Casinos & Gaming (3.30%)
2,000,000	Ameristar Casinos, Inc.[4]	37,023,539	52,460,000
2,669,200	Penn National Gaming, Inc.[1]	75,092,649	145,284,556
1,410,428	Pinnacle Entertainment, Inc.[1]	21,026,283	20,620,457

		133,142,471	218,365,013
	Distributors (2.75%)
8,375,000	LKQ Corp. [1]	54,827,006	182,240,000

	Education Services (1.64%)
159,500	Bright Horizons Family Solutions, Inc.[1]	3,509,000	5,389,505
3,250,000	DeVry, Inc.[4]	53,092,260	103,187,500

		56,601,260	108,577,005
	Home Improvement Retail (1.25%)
1,180,000	Lumber Liquidators Holdings, Inc.[1]	27,982,185	82,859,600

	Hotels, Resorts & Cruise Lines (2.55%)
3,007,500	Choice Hotels International, Inc.[4]	74,341,448	127,247,325
1,719,044	Interval Leisure Group, Inc.	31,607,860	37,372,017
100,000	Marriott Vacations Worldwide Corp.[1]	4,240,604	4,291,000

		110,189,912	168,910,342
	Leisure Facilities (2.17%)
2,015,750	Vail Resorts, Inc.[4]	56,920,200	125,621,540
1,358,700	Whistler Blackcomb Holdings, Inc. (Canada)[2]	15,542,103	18,016,133

		72,462,303	143,637,673
	Movies & Entertainment (0.74%)
2,917,805	Manchester United plc, Cl A1,2	39,472,473	48,873,234

	Publishing (1.27%)
1,200,000	Morningstar, Inc.	25,930,700	83,904,000

	Restaurants (1.12%)
450,000	Panera Bread Co., Cl A1	15,602,751	74,358,000

	Specialty Stores (2.93%)
4,100,000	Dick’s Sporting Goods, Inc.	69,383,822	193,930,000

Total Consumer Discretionary		679,618,671	1,482,284,799

Consumer Staples (4.37%)
	Brewers (0.09%)
38,781	The Boston Beer Co., Inc., Cl A1	4,271,272	6,190,999

	Food Distributors (1.51%)
2,032,844	United Natural Foods, Inc.[1]	86,173,290	100,015,925

	Household Products (1.47%)
1,500,000	Church & Dwight Co., Inc.	27,340,827	96,945,000

	Packaged Foods & Meats (1.30%)
1,325,000	TreeHouse Foods, Inc.[1]	52,766,413	86,323,750

Total Consumer Staples		170,551,802	289,475,674

Shares		Cost	Value
Common Stocks (continued)
Energy (6.06%)
	Coal & Consumable Fuels (0.06%)
1,150,000	Ceres, Inc.[1]	$14,950,000	$4,002,000

	Oil & Gas Drilling (0.83%)
900,000	Helmerich & Payne, Inc.	20,239,977	54,630,000

	Oil & Gas Equipment & Services (3.19%)
475,000	CARBO Ceramics, Inc.	30,843,816	43,258,250
750,000	Core Laboratories N.V.[2]	17,648,703	103,440,000
183,504	Era Group, Inc.[1]	1,242,269	3,853,584
825,000	SEACOR Holdings, Inc.[1]	41,483,601	60,786,000

		91,218,389	211,337,834
	Oil & Gas Exploration & Production (0.64%)
500,000	Denbury Resources, Inc.[1]	2,806,886	9,325,000
247,191	Oasis Petroleum, Inc.[1]	3,460,674	9,410,561
400,000	SM Energy Co.	13,315,693	23,688,000

		19,583,253	42,423,561
	Oil & Gas Storage & Transportation (1.34%)
138,312	MPLX LP	3,042,864	5,179,784
1,228,082	Targa Resources Corp.	37,352,560	83,460,453

		40,395,424	88,640,237

Total Energy		186,387,043	401,033,632

Financials (15.41%)
	Asset Management & Custody Banks (4.49%)
1,994,899	The Carlyle Group	43,767,989	60,345,695
2,016,034	Cohen & Steers, Inc.	55,133,349	72,718,346
1,450,000	Eaton Vance Corp.	25,648,439	60,653,500
1,199,681	Financial Engines, Inc.	18,866,956	43,452,446
610,000	Manning & Napier, Inc.	7,338,907	10,089,400
973,514	Oaktree Capital Group, LLC	40,883,518	49,668,684

		191,639,158	296,928,071
	Diversified REITs (0.34%)
712,000	American Assets Trust, Inc.	14,309,605	22,791,120

	Life & Health Insurance (1.21%)
2,441,106	Primerica, Inc.	55,247,326	80,019,455

	Multi-Sector Holdings (0.24%)
567,000	Leucadia National Corp. (formerly, Jefferies Group, Inc.)	6,723,959	15,552,810

	Office REITs (1.95%)
135,000	Alexander’s, Inc[5]	28,435,048	44,508,150
3,400,000	Douglas Emmett, Inc.	47,518,561	84,762,000

		75,953,609	129,270,150
	Property & Casualty Insurance (3.28%)
4,125,000	Arch Capital Group Ltd.[1,2]	40,614,565	216,851,250

	Real Estate Services (0.41%)
500,000	Zillow, Inc., Cl A1,6	13,783,624	27,335,000

	Residential REITs (0.43%)
625,000	American Campus Communities, Inc.	17,129,104	28,337,500

	Specialized Finance (1.60%)
3,125,000	MSCI, Inc.[1]	66,394,463	106,031,250

	Specialized REITs (1.46%)
775,000	Alexandria Real Estate Equities, Inc.[5]	29,669,521	55,009,500
1,625,000	LaSalle Hotel Properties	38,188,117	41,242,500

		67,857,638	96,252,000

Total Financials		549,653,051	1,019,368,606

14	See Notes to Financial Statements.

March 31, 2013	Baron Growth Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2013

Shares		Cost	Value
Common Stocks (continued)
Health Care (9.06%)
	Biotechnology (0.16%)
400,000	Myriad Genetics, Inc.[1]	$10,135,170	$10,160,000

	Health Care Equipment (1.75%)
400,000	Edwards Lifesciences Corp.[1]	5,349,910	32,864,000
900,000	IDEXX Laboratories, Inc.[1]	28,558,026	83,151,000

		33,907,936	116,015,000
	Health Care Facilities (3.06%)
300,000	Brookdale Senior Living, Inc.[1]	5,976,500	8,364,000
4,000,000	Community Health Systems, Inc.[1]	77,630,412	189,560,000
200,000	VCA Antech, Inc.[1]	3,991,558	4,698,000

		87,598,470	202,622,000
	Health Care Services (0.10%)
150,000	IPC The Hospitalist Co., Inc.[1]	3,121,417	6,672,000

	Health Care Supplies (0.13%)
175,000	Neogen Corp.[1]	3,887,774	8,674,750

	Life Sciences Tools & Services (2.68%)
550,000	Mettler-Toledo International, Inc.[1]	27,486,940	117,271,000
880,943	TECHNE Corp.	46,631,249	59,771,983

		74,118,189	177,042,983
	Pharmaceuticals (1.18%)
3,037,400	CFR Pharmaceuticals SA 144A, ADR[2,8]	70,243,684	78,273,798

Total Health Care		283,012,640	599,460,531

Industrials (14.49%)
	Diversified Support Services (2.07%)
4,000,000	Copart, Inc.[1]	49,463,498	137,120,000

	Electrical Components & Equipment (1.80%)
3,365,000	Generac Holdings, Inc.[1]	29,461,428	118,919,100

	Environmental & Facilities Services (0.40%)
875,000	Tetra Tech, Inc.[1]	17,951,427	26,678,750

	Industrial Machinery (4.53%)
2,315,480	Colfax Corp.[1]	53,608,386	107,762,439
850,000	The Middleby Corp.[1]	74,456,718	129,327,500
400,000	Valmont Industries, Inc.	32,589,034	62,908,000

		160,654,138	299,997,939
	Marine (0.14%)
448,026	Seaspan Corp.[2]	8,768,982	8,982,921

	Railroads (2.81%)
2,000,000	Genesee & Wyoming, Inc., Cl A1	32,221,169	186,220,000

	Research & Consulting Services (0.81%)
375,000	IHS, Inc., Cl A1	15,320,116	39,270,000
600,000	Mistras Group, Inc.[1]	7,563,468	14,526,000

		22,883,584	53,796,000
	Trading Companies & Distributors (1.52%)
2,000,000	Air Lease Corp.	47,523,423	58,640,000
485,000	MSC Industrial Direct Co., Inc., Cl A	17,282,737	41,603,300

		64,806,160	100,243,300
	Trucking (0.41%)
475,000	Landstar System, Inc.	11,073,375	27,117,750

Total Industrials		397,283,761	959,075,760

Shares		Cost	Value
Common Stocks (continued)
Information Technology (19.44%)
	Application Software (9.50%)
2,000,000	Advent Software, Inc.[1]	$41,747,215	$55,940,000
2,125,000	ANSYS, Inc.[1]	51,478,172	173,017,500
825,000	Concur Technologies, Inc.[1]	18,214,873	56,644,500
1,600,000	FactSet Research Systems, Inc.	80,624,740	148,160,000
800,000	Guidewire Software, Inc.[1]	23,587,655	30,752,000
1,600,000	Pegasystems, Inc.	49,240,202	44,928,000
1,265,000	RealPage, Inc.[1]	30,392,784	26,198,150
3,087,713	SS&C Technologies Holdings, Inc.[1]	52,369,848	92,569,636

		347,655,489	628,209,786
	Data Processing & Outsourced Services (1.84%)
1,525,000	MAXIMUS, Inc.	58,567,377	121,954,250

	Electronic Equipment & Instruments (0.64%)
650,000	FEI Company	24,367,636	41,957,500

	Internet Software & Services (1.81%)
999,653	CoStar Group, Inc.[1]	44,116,616	109,422,017
778,366	LivePerson, Inc.[1]	11,235,047	10,570,210

		55,351,663	119,992,227
	IT Consulting & Other Services (3.56%)
6,000,000	Booz Allen Hamilton Holding Corp.	83,408,603	80,640,000
2,850,000	Gartner, Inc.[1]	45,787,107	155,068,500

		129,195,710	235,708,500
	Semiconductor Equipment (0.87%)
600,000	Cymer, Inc.[1]	29,227,760	57,660,000

	Systems Software (1.22%)
3,930,700	TOTVS SA (Brazil)[2]	53,713,107	80,607,798

Total Information Technology		698,078,742	1,286,090,061

Materials (0.54%)
	Construction Materials (0.36%)
898,903	CaesarStone Sdot-Yam Ltd.[1,2]	10,091,500	23,731,039

	Fertilizers & Agricultural Chemicals (0.18%)
1,476,518	Agrinos AS (Mexico)[1,2]	11,031,310	5,561,511
326,191	Intrepid Potash, Inc.[1]	9,994,509	6,119,344

		21,025,819	11,680,855

Total Materials		31,117,319	35,411,894

Telecommunication Services (0.72%)
	Wireless Telecommunication Services (0.72%)
660,000	SBA Communications Corp., Cl A1	2,429,666	47,533,200

Utilities (3.03%)
	Electric Utilities (3.03%)
2,245,000	ITC Holdings Corp.	69,683,650	200,388,700

Total Common Stocks		3,067,816,345	6,320,122,857

See Notes to Financial Statements.	15

Baron Growth Fund	March 31, 2013

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2013

Shares		Cost	Value
Private Equity Investments (0.39%)
Consumer Discretionary (0.18%)
	Hotels, Resorts & Cruise Lines (0.18%)
7,400,000	Kerzner International Holdings Ltd., Cl A1,2,3,5,9	$74,000,000	$11,766,000

Financials (0.13%)
	Asset Management & Custody Banks (0.13%)
2,375,173	Windy City Investments Holdings, L.L.C.[1,3,5,9]	8,630,998	8,835,646

Health Care (0.08%)
	Health Care Technology (0.08%)
828,286	Castlight Health, Inc.[1,3,5,9]	4,999,998	4,999,998

Utilities (0.00%)
	Independent Power Producers & Energy Traders (0.00%)
4,811,674	Better Place, Inc., Series C Preferred [1,2,3,5,9]	21,845,000	192,467

Total Private Equity Investments		109,475,996	25,794,111

Principal
Amount
Short Term Investments (3.99%)
$255,911,461	Repurchase Agreement with Fixed Income Clearing Corp., dated 3/28/2013, 0.01% due 4/1/2013; Proceeds at maturity - $255,911,746; (Fully collateralized by $4,635,000 U.S. Treasury Note, 4.00% due 2/15/2014; Market value - $4,808,813, $250,000,000 U.S. Treasury Note, 1.75% due 3/31/2014; Market value - $256,077,250 and $140,000 U.S. Treasury Note, 2.125% due 2/29/2016; Market value - $147,350)[8]	255,911,461	255,911,461
8,400,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 3/28/2013, 0.01% due 4/1/2013; Proceeds at maturity - $8,400,009; (Fully collateralized by $8,570,000 U.S. Treasury Note, 0.625%, due 11/30/2017; Market Value - $8,570,000)[7,8]	8,400,000	8,400,000

Total Short Term Investments		264,311,461	264,311,461

Total Investments (99.90%)		$3,441,603,802	$6,610,228,429

Cash and Other Assets Less Liabilities (0.10%)			6,404,392

Net Assets			$6,616,632,821

Retail Shares (Equivalent to $60.84 per share based on 70,179,842 shares outstanding)			$4,269,485,389

Institutional Shares (Equivalent to $61.33 per share based on 38,269,267 shares outstanding)			$2,347,147,432

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At March 31, 2013, the market value of restricted and fair valued securities amounted to $25,794,111 or 0.39% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	See Note 9 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[6]	The value on loan at March 31, 2013 amounted to $8,200,500 which represents 0.12% of net assets. See Note 2d regarding Securities Lending.
[7]	Represents security purchased with the cash collateral received for security on loan.
[8]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[9]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At March 31, 2013, the market value of Rule 144A securities amounted to $78,273,798 or 1.18% of net assets.

All securities are Level 1, unless otherwise noted.

16	See Notes to Financial Statements.

March 31, 2013	Baron Small Cap Fund

STATEMENT OF NET ASSETS (UNAUDITED)

MARCH 31, 2013

Shares		Cost	Value
Common Stocks (96.91%)
Consumer Discretionary (22.53%)
	Advertising (0.65%)
2,000,000	National CineMedia, Inc.	$33,889,975	$31,560,000

	Apparel, Accessories & Luxury Goods (4.20%)
650,000	Fossil, Inc.[1]	15,294,653	62,790,000
2,700,000	Iconix Brand Group, Inc.[1]	40,806,341	69,849,000
6,500,000	Quiksilver, Inc.[1]	21,245,177	39,455,000
1,500,000	Tumi Holdings, Inc.[1]	29,373,217	31,410,000

		106,719,388	203,504,000
	Broadcasting (2.30%)
1,000,000	Liberty Media Corp.[1]	12,335,040	111,630,000

	Cable & Satellite (0.46%)
1,000,000	Starz Liberty Capital[1]	1,418,284	22,150,000

	Casinos & Gaming (4.22%)
3,064,000	Penn National Gaming, Inc.[1]	79,972,017	166,773,520
300,000	Wynn Resorts Ltd.	2,313,528	37,548,000

		82,285,545	204,321,520
	Education Services (0.09%)
129,019	Bright Horizons Family Solutions, Inc.[1]	2,838,418	4,359,552

	Footwear (0.46%)
1,500,000	Crocs, Inc.[1]	26,497,158	22,230,000

	Home Improvement Retail (1.45%)
1,000,000	Lumber Liquidators Holdings, Inc.[1]	20,636,572	70,220,000

	Homebuilding (0.22%)
525,000	TRI Pointe Homes, Inc.[1]	9,627,314	10,578,750

	Homefurnishing Retail (1.07%)
1,500,000	Mattress Firm Holding Corp.[1]	38,344,770	51,810,000

	Hotels, Resorts & Cruise Lines (0.53%)
15,787,000	Mandarin Oriental International Ltd. (Singapore)[2]	31,405,902	25,574,940

	Internet Retail (1.96%)
2,250,000	HomeAway, Inc.[1]	54,558,103	73,125,000
3,035,227	Vitacost.com, Inc.[1,4]	28,626,533	21,944,691

		83,184,636	95,069,691
	Movies & Entertainment (1.61%)
1,350,000	The Madison Square Garden Co., Cl A1	34,741,205	77,760,000

	Restaurants (3.31%)
1,750,000	BJ’s Restaurants, Inc.[1,4]	65,546,796	58,240,000
1,250,000	Bravo Brio Restaurant Group, Inc.[1,4]	18,548,404	19,787,500
1,650,000	The Cheesecake Factory, Inc.	39,429,179	63,706,500
1,282,800	Krispy Kreme Doughnuts, Inc.[1]	8,527,670	18,523,632

		132,052,049	160,257,632

Total Consumer Discretionary		615,976,256	1,091,026,085

Consumer Staples (2.76%)
	Food Distributors (2.14%)
1,750,000	The Chefs’Warehouse, Inc[1,4]	26,761,792	32,322,500
1,450,000	United Natural Foods, Inc.[1]	62,683,145	71,340,000

		89,444,937	103,662,500
	Food Retail (0.62%)
590,400	Susser Holdings Corp.[1]	22,252,215	30,175,344

Total Consumer Staples		111,697,152	133,837,844

Shares		Cost	Value
Common Stocks (continued)
Energy (8.82%)
	Oil & Gas Equipment & Services (3.17%)
500,000	CARBO Ceramics, Inc.	$34,457,138	$45,535,000
450,000	Core Laboratories N.V.[2]	17,021,125	62,064,000
1,600,000	Forum Energy Technologies, Inc.[1]	33,184,102	46,016,000

		84,662,365	153,615,000
	Oil & Gas Exploration & Production (1.62%)
402,099	Bonanza Creek Energy, Inc.[1]	12,187,057	15,549,169
5,627,689	Halcon Resources Corp.[1]	45,393,681	43,839,697
500,000	Oasis Petroleum, Inc.[1]	7,000,000	19,035,000

		64,580,738	78,423,866
	Oil & Gas Storage & Transportation (4.03%)
1,500,000	Golar LNG Partners L.P.[2]	36,895,962	49,500,000
814,070	MPLX LP	20,095,362	30,486,921
1,150,000	Susser Petroleum Partners LP4	26,138,991	37,375,000
750,000	Targa Resources Corp.	17,965,719	50,970,000
500,000	Tesoro Logistics LP	20,942,214	26,985,000

		122,038,248	195,316,921

Total Energy		271,281,351	427,355,787

Financials (5.94%)
	Asset Management & Custody Banks (1.71%)
583,000	Artisan Partners Asset Management Inc.[1]	19,565,290	22,999,350
1,650,000	Financial Engines, Inc.	25,939,077	59,763,000

		45,504,367	82,762,350
	Office REITs (1.33%)
750,000	SL Green Realty Corp.	17,178,705	64,582,500

	Real Estate Services (0.78%)
1,500,000	CBRE Group, Inc., Cl A1	7,261,912	37,875,000

	Specialized REITs (2.12%)
2,000,000	Chesapeake Lodging Trust	35,285,655	45,880,000
1,500,000	LaSalle Hotel Properties	34,882,420	38,070,000
1,500,000	Sunstone Hotel Investors, Inc.[1]	17,734,422	18,465,000

		87,902,497	102,415,000

Total Financials		157,847,481	287,634,850

Health Care (9.35%)
	Health Care Equipment (4.06%)
1,250,000	DexCom, Inc.[1]	17,100,776	20,900,000
670,922	IDEXX Laboratories, Inc.[1]	21,699,129	61,986,484
1,250,000	Insulet Corp.[1]	22,662,247	32,325,000
100,000	Intuitive Surgical, Inc.[1]	1,450,000	49,119,000
1,650,000	Masimo Corp.[1]	35,506,954	32,373,000

		98,419,106	196,703,484
	Health Care Facilities (2.58%)
2,985,000	Brookdale Senior Living, Inc.[1]	53,151,499	83,221,800
1,500,000	Emeritus Corp[1]	42,381,389	41,685,000

		95,532,888	124,906,800
	Health Care Supplies (0.40%)
1,200,000	Endologix, Inc.[1]	15,625,234	19,380,000

See Notes to Financial Statements.	17

Baron Small Cap Fund	March 31, 2013

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2013

Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)
	Life Sciences Tools & Services (2.31%)
300,000	Covance, Inc.[1]	$10,515,514	$22,296,000
800,000	ICON plc [1,2]	22,757,020	25,832,000
300,000	Mettler-Toledo International, Inc.[1]	17,537,046	63,966,000

		50,809,580	112,094,000

Total Health Care		260,386,808	453,084,284

Industrials (19.45%)
	Aerospace & Defense (5.02%)
1,450,000	DigitalGlobe, Inc.[1]	42,167,252	41,919,500
3,000,000	The KEYW Holding Corp.[1,4]	34,301,184	48,390,000
1,000,000	TransDigm Group, Inc.[1]	23,025,486	152,920,000

		99,493,922	243,229,500
	Air Freight & Logistics (0.11%)
322,876	XPO Logistics, Inc.[1]	5,085,297	5,437,232

	Electrical Components & Equipment (2.93%)
1,000,000	Acuity Brands, Inc.	54,396,209	69,350,000
1,250,000	Polypore International, Inc.[1]	46,003,687	50,225,000
1,003,000	Thermon Group Holdings, Inc.[1]	22,776,818	22,276,630

		123,176,714	141,851,630
	Environmental & Facilities Services (3.24%)
1,150,000	Clean Harbors, Inc.[1]	29,600,019	66,803,500
2,500,000	Waste Connections, Inc.	44,418,371	89,950,000

		74,018,390	156,753,500
	Human Resource & Employment Services (0.52%)
1,000,000	On Assignment, Inc.[1]	17,397,767	25,310,000

	Industrial Machinery (3.30%)
750,000	Graco, Inc.	17,137,401	43,522,500
750,000	Nordson Corp.	22,985,460	49,462,500
350,000	Proto Labs, Inc.[1]	10,850,000	17,185,000
2,350,000	Rexnord Corp.[1]	44,806,324	49,890,500

		95,779,185	160,060,500
	Office Services & Supplies (0.58%)
1,451,700	Interface, Inc.	19,589,709	27,901,674

	Railroads (1.55%)
809,050	Genesee & Wyoming, Inc., Cl A1	22,253,549	75,330,645

	Research & Consulting Services (1.59%)
1,000,000	Acacia Research Corp.[1]	35,243,675	30,170,000
314,706	The Advisory Board Company[1]	15,748,355	16,528,359
1,250,000	Mistras Group, Inc.[1]	14,680,295	30,262,500

		65,672,325	76,960,859
	Trading Companies & Distributors (0.61%)
1,000,000	Air Lease Corp.	23,784,772	29,320,000

Total Industrials		546,251,630	942,155,540

Information Technology (20.44%)
	Application Software (6.79%)
1,650,000	ACI Worldwide, Inc.[1]	64,584,856	80,619,000
1,750,000	Advent Software, Inc.[1]	31,149,679	48,947,500
1,263,333	Guidewire Software, Inc.[1]	32,362,708	48,562,521
3,250,500	RealPage, Inc.[1]	66,446,395	67,317,855
800,000	The Ultimate Software Group, Inc.[1]	23,636,915	83,328,000

		218,180,553	328,774,876

Shares		Cost	Value
Common Stocks (continued)
Information Technology (continued)
	Data Processing & Outsourced Services (2.64%)
1,000,000	FleetCor Technologies, Inc.[1]	$25,103,188	$76,670,000
650,000	WEX, Inc. [1]	30,423,456	51,025,000

		55,526,644	127,695,000
	Electronic Components (0.69%)
700,000	Rogers Corp.[1]	29,782,836	33,334,000

	Electronic Equipment & Instruments (4.92%)
1,700,000	Cognex Corp.	57,746,835	71,655,000
708,767	Coherent, Inc.[1]	34,030,133	40,215,440
1,150,000	FEI Company	47,367,864	74,232,500
750,000	FLIR Systems, Inc.	4,382,854	19,507,500
1,000,000	National Instruments Corp.	18,830,479	32,750,000

		162,358,165	238,360,440
	Electronic Manufacturing Services (0.27%)
1,750,000	Mercury Systems, Inc.[1,4]	32,185,131	12,897,500

	Internet Software & Services (0.04%)
2,545,455	Viggle, Inc.[1,3,4,6]	13,000,000	2,178,182

	IT Consulting & Other Services (5.09%)
575,000	Equinix, Inc.[1,5]	34,779,810	124,378,250
2,250,000	Gartner, Inc.[1]	41,942,703	122,422,500

		76,722,513	246,800,750

Total Information Technology		587,755,842	990,040,748

Materials (2.67%)
	Diversified Metals & Mining (1.49%)
4,000,000	Globe Specialty Metals, Inc.[4]	46,608,066	55,680,000
1,000,000	SunCoke Energy, Inc.[1]	16,688,469	16,330,000

		63,296,535	72,010,000
	Metal & Glass Containers (1.18%)
3,000,000	Berry Plastics Group, Inc.[1]	48,313,010	57,150,000

Total Materials		111,609,545	129,160,000

Telecommunication Services (4.54%)
	Wireless Telecommunication Services (4.54%)
14,832,329	Sarana Menara Nusantara
	Tbk PT (Indonesia)[1,2]	30,976,387	39,685,161
2,500,000	SBA Communications
	Corp., Cl A1	21,428,760	180,050,000

Total Telecommunication Services		52,405,147	219,735,161

Utilities (0.41%)
	Electric Utilities (0.41%)
225,000	ITC Holdings Corp.	9,427,959	20,083,500

Total Common Stocks		2,724,639,171	4,694,113,799

18	See Notes to Financial Statements.

March 31, 2013	Baron Small Cap Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2013

Shares		Cost	Value
Private Equity Investments (0.32%)
Consumer Discretionary (0.32%)
	Hotels, Resorts & Cruise Lines (0.11%)
3,500,000	Kerzner International
	Holdings Ltd., Cl A1,2,3,5,7	$35,000,000	$5,565,000

	Movies & Entertainment (0.21%)
2,500,000	SFX Holding Corporation[1,3,5,7]	10,000,000	10,000,000

Total Private Equity Investments		45,000,000	15,565,000

Warrants (0.01%)
Consumer Discretionary (0.01%)
	Internet Retail (0.01%)
242,589	Vitacost.com, Inc. Warrants, Exp 2/16/2015[1,3,4,6]	30,234	351,754

Information Technology (0.00%)
	Internet Software & Services (0.00%)
545,455	Viggle, Inc. Warrants, Callable, Exp 4/27/2015[1,3,4,6]	0	0
2,000,000	Viggle, Inc. Warrants, Non-callable, Exp 8/22/2014[1,3,4,6]	0	0

Total Information Technology		0	0

Total Warrants		30,234	351,754

Principal
Amount
Short Term Investments (2.90%)
$140,438,691	Repurchase Agreement with Fixed Income Clearing Corp., dated 3/28/2013, 0.01% due 4/1/2013; Proceeds at maturity - $140,438,847; (Fully collateralized by $12,185,000 U.S. Treasury Note, 4.00% due 2/15/2014; Market value - $12,641,938, $12,120,000 U.S. Treasury Note, 2.75% due 2/28/2018; Market value - $13,332,000, $18,290,000 U.S. Treasury Note, 2.625% due 4/30/2018; Market value - $20,170,962, $16,565,000 U.S. Treasury Note, 0.625% due 11/30/2017; Market value - $16,565,000 and $79,840,000 U.S. Treasury Note, 0.875% due 1/31/2018; Market value - $80,538,600)[6]	140,438,691	140,438,691

Total Investments (100.14%)		$2,910,108,096	4,850,469,244

Liabilities Less Cash and Other Assets (-0.14%)			(7,003,462)

Net Assets			$4,843,465,782

Retail Shares (Equivalent to $29.52 per share based on 116,467,371 shares outstanding)			$3,438,323,920

Institutional Shares (Equivalent to $29.82 per share based on 47,122,047 shares outstanding)			$1,405,141,862

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At March 31, 2013, the market value of restricted and fair valued securities amounted to $18,094,936 or 0.37% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	See Note 9 regarding “Affiliated”companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	19

Baron Opportunity Fund	March 31, 2013

STATEMENT OF NET ASSETS (UNAUDITED)

MARCH 31, 2013

Shares		Cost	Value
Common Stocks (99.19%)
Consumer Discretionary (23.18%)
	Apparel, Accessories & Luxury Goods (4.39%)
39,500	Fossil, Inc.[1]	$2,887,099	$3,815,700
86,000	lululemon athletica, Inc.[1]	4,437,110	5,362,100
202,850	Tumi Holdings, Inc.[1]	4,158,634	4,247,679
82,500	Under Armour, Inc., Cl A1	4,241,417	4,224,000

		15,724,260	17,649,479
	Automobile Manufacturers (1.00%)
106,500	Tesla Motors, Inc.[1]	3,215,157	4,035,285

	Automotive Retail (2.03%)
195,370	CarMax, Inc.[1]	5,268,030	8,146,929

	Broadcasting (4.05%)
148,000	Discovery Communications, Inc., Series C 1	5,564,240	10,291,920
53,500	Liberty Media Corp.[1]	2,462,705	5,972,205

		8,026,945	16,264,125
	Hotels, Resorts & Cruise Lines (1.47%)
92,500	Starwood Hotels & Resorts Worldwide, Inc.	5,385,012	5,895,025

	Internet Retail (7.62%)
165,500	Blue Nile, Inc.[1]	5,620,354	5,701,475
338,222	HomeAway, Inc.[1]	8,104,812	10,992,215
8,450	priceline.com, Inc.[1]	1,385,259	5,813,008
183,000	Shutterfly, Inc.[1]	4,991,259	8,083,110

		20,101,684	30,589,808
	Movies & Entertainment (0.87%)
207,946	Manchester United plc, Cl A1,2	3,393,984	3,483,096

	Publishing (1.75%)
155,875	Shutterstock, Inc.[1]	5,022,535	7,011,258

Total Consumer Discretionary		66,137,607	93,075,005

Consumer Staples (0.85%)
	Food Retail (0.85%)
39,500	Whole Foods Market, Inc.	3,592,507	3,426,625

Energy (9.67%)
	Oil & Gas Equipment & Services (3.33%)
88,668	CARBO Ceramics, Inc.	6,563,304	8,074,995
65,200	Oil States International, Inc.[1]	4,385,218	5,318,364

		10,948,522	13,393,359
	Oil & Gas Exploration & Production (1.56%)
280,500	Halcon Resources Corp.[1]	2,109,864	2,185,095
107,381	Oasis Petroleum, Inc.[1]	1,530,711	4,087,995

		3,640,575	6,273,090
	Oil & Gas Storage & Transportation (4.78%)
216,700	Golar LNG Ltd.[2]	7,963,773	8,009,232
133,000	Tesoro Logistics LP	5,831,270	7,178,010
116,806	Western Gas Equity Partners LP	2,903,083	3,997,101

		16,698,126	19,184,343

Total Energy		31,287,223	38,850,792

Shares		Cost	Value
Common Stocks (continued)
Financials (3.36%)
	Asset Management & Custody Banks (1.13%)
115,239	Artisan Partners Asset Management Inc.[1]	$3,764,181	$4,546,179

	Real Estate Services (2.23%)
355,000	CBRE Group, Inc., Cl A1	6,728,638	8,963,750

Total Financials		10,492,819	13,509,929

Health Care (7.11%)
	Biotechnology (2.22%)
123,500	Cepheid [1]	4,175,658	4,738,695
164,800	Myriad Genetics, Inc.[1]	4,116,828	4,185,920

		8,292,486	8,924,615
	Health Care Equipment (2.86%)
46,000	Edwards Lifesciences Corp.[1]	4,014,818	3,779,360
393,344	Masimo Corp.[1]	9,589,420	7,717,409

		13,604,238	11,496,769
	Life Sciences Tools & Services (2.03%)
151,000	Illumina, Inc.[1]	6,374,866	8,154,000

Total Health Care		28,271,590	28,575,384

Industrials (13.40%)
	Aerospace & Defense (1.08%)
149,546	DigitalGlobe, Inc.[1]	4,373,159	4,323,375

	Airlines (1.04%)
100,000	Ryanair Holdings plc, ADR[1,2]	3,869,609	4,178,000

	Electrical Components & Equipment (1.96%)
195,368	Polypore International, Inc.[1]	6,981,955	7,849,886

	Environmental & Facilities Services (1.19%)
156,500	Tetra Tech, Inc.[1]	3,377,195	4,771,685

	Industrial Machinery (2.48%)
175,000	The ExOne Company[1]	3,150,000	5,862,500
27,000	The Middleby Corp.[1]	3,965,191	4,108,050

		7,115,191	9,970,550
	Research & Consulting Services (5.65%)
80,000	IHS, Inc., Cl A1	7,686,933	8,377,600
232,500	Verisk Analytics, Inc., Cl A1	11,075,184	14,328,975

		18,762,117	22,706,575

Total Industrials		44,479,226	53,800,071

Information Technology (36.07%)
	Application Software (14.77%)
156,650	ANSYS, Inc.[1]	5,819,759	12,754,443
123,500	Citrix Systems, Inc.[1]	8,874,195	8,911,760
73,300	FactSet Research Systems, Inc.	5,681,265	6,787,580
340,500	Guidewire Software, Inc.[1]	9,156,659	13,088,820
538,000	RealPage, Inc.[1]	10,476,430	11,141,980
37,000	salesforce.com, Inc.[1]	4,436,554	6,616,710

		44,444,862	59,301,293
	Communications Equipment (1.48%)
157,000	Radware Ltd.[1,2]	5,759,213	5,923,610

20	See Notes to Financial Statements.

March 31, 2013	Baron Opportunity Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2013

Shares		Cost	Value
Common Stocks (continued)
Information Technology (continued)
	Internet Software & Services (5.86%)
217,000	Angie’s List, Inc.[1]	$3,957,173	$4,287,920
71,000	CoStar Group, Inc.[1]	2,795,655	7,771,660
346,000	LivePerson, Inc.[1]	4,056,600	4,698,680
297,463	Xoom Corporation[1]	4,759,408	6,794,055

		15,568,836	23,552,315
	IT Consulting & Other Services (9.34%)
417,100	Acxiom Corp.[1]	6,614,417	8,508,840
56,000	Equinix, Inc.[1,4]	1,621,750	12,113,360
310,644	Gartner, Inc.[1]	7,530,495	16,902,140

		15,766,662	37,524,340
	Systems Software (4.62%)
257,500	Fortinet, Inc.[1]	6,371,030	6,097,600
102,000	Imperva, Inc.[1]	3,990,750	3,927,000
168,500	Red Hat, Inc.[1]	8,865,071	8,519,360

		19,226,851	18,543,960

Total Information Technology		100,766,424	144,845,518

Materials (1.88%)
	Fertilizers & Agricultural Chemicals (0.67%)
718,202	Agrinos AS (Mexico)[1,2]	5,190,410	2,705,208

	Metal & Glass Containers (1.21%)
254,186	Berry Plastics Group, Inc.[1]	4,645,398	4,842,243

Total Materials		9,835,808	7,547,451

Telecommunication Services (2.56%)
	Wireless Telecommunication Services (2.56%)
142,500	SBA Communications Corp., Cl A1	1,827,288	10,262,850

Utilities (1.11%)
	Electric Utilities (1.11%)
50,000	ITC Holdings Corp.	4,100,304	4,463,000

Total Common Stocks		300,790,796	398,356,625

Private Equity Investments (0.38%)
Health Care (0.37%)
	Health Care Technology (0.37%)
248,486	Castlight Health, Inc.[1,3,4,6]	1,500,001	1,500,001

Utilities (0.01%)
	Independent Power Producers & Energy Traders (0.01%)
550,661	Better Place, Inc., Series C Preferred[1,2,3,4,6]	2,500,001	22,026

Total Private Equity Investments		4,000,002	1,522,027

Principal
Amount		Cost	Value
Short Term Investments (0.78%)
$3,116,201	Repurchase Agreement with Fixed Income Clearing Corp., dated 3/28/2013, 0.01% due 4/1/2013; Proceeds at maturity - $3,116,205; (Fully collateralized by $3,180,000 U.S. Treasury Note, 0.625% due 11/30/2017; Market value - $3,180,000)[5]	$3,116,201	$3,116,201

Total Investments (100.35%)		$307,906,999	402,994,853

Liabilities Less Cash and Other Assets (-0.35%)			(1,388,245)

Net Assets			$401,606,608

Retail Shares (Equivalent to $16.51 per share based on 19,139,085 shares outstanding)			$316,076,914

Institutional Shares (Equivalent to $16.69 per share based on 5,125,385 shares outstanding)			$85,529,694

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At March 31, 2013, the market value of restricted and fair valued securities amounted to $1,522,027 or 0.38% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Fifth Avenue Growth Fund	March 31, 2013

STATEMENT OF NET ASSETS (UNAUDITED)

MARCH 31, 2013

Shares		Cost	Value
Common Stocks (99.90%)
Consumer Discretionary (29.22%)
	Advertising (1.49%)
16,960	Omnicom Group, Inc.	$744,802	$998,944

	Apparel, Accessories & Luxury Goods (3.33%)
13,244	Ralph Lauren Corp.	2,107,029	2,242,342

	Broadcasting (2.95%)
17,789	Liberty Media Corp.[1]	1,053,200	1,985,786

	Casinos & Gaming (7.33%)
39,526	Las Vegas Sands Corp.	2,071,380	2,227,290
21,654	Wynn Resorts Ltd.	2,608,257	2,710,215

		4,679,637	4,937,505
	Internet Retail (7.98%)
10,762	Amazon.com, Inc.[1]	1,650,694	2,867,965
3,641	priceline.com, Inc.[1]	2,100,984	2,504,753

		3,751,678	5,372,718
	Restaurants (6.14%)
32,471	Starbucks Corp.	1,776,104	1,849,548
31,778	YUM! Brands, Inc.	1,849,608	2,286,109

		3,625,712	4,135,657

Total Consumer Discretionary		15,962,058	19,672,952

Consumer Staples (1.57%)
	Hypermarkets & Super Centers (1.57%)
9,954	Costco Wholesale Corp.	641,343	1,056,219

Energy (1.69%)
	Oil & Gas Storage & Transportation (1.69%)
30,866	Golar LNG Ltd.[2]	1,256,089	1,140,807

Financials (12.50%)
	Asset Management & Custody Banks (1.45%)
82,472	Cetip SA - Mercados Organizados (Brazil)[2]	1,112,411	979,502

	Diversified Banks (1.50%)
23,572	ICICI Bank Limited, ADR[2]	838,994	1,011,239

	Diversified Real Estate Activities (3.76%)
69,367	Brookfield Asset Management, Inc., Cl A2	2,197,096	2,531,202

	Specialized Finance (5.79%)
243,780	BM&FBOVESPA SA (Brazil)[2]	1,397,884	1,645,507
36,692	The CME Group, Inc.	1,893,452	2,252,522

		3,291,336	3,898,029

Total Financials		7,439,837	8,419,972

Health Care (3.42%)
	Life Sciences Tools & Services (3.42%)
42,692	Illumina, Inc.[1]	1,663,348	2,305,368

Shares		Cost	Value
Common Stocks (continued)
Industrials (6.79%)
	Aerospace & Defense (1.39%)
4,946	Precision Castparts Corp.	$810,502	$937,860

	Research & Consulting Services (2.79%)
30,503	Verisk Analytics, Inc., Cl A1	1,203,478	1,879,900

	Trading Companies & Distributors (2.61%)
34,133	Fastenal Co.	885,614	1,752,730

Total Industrials		2,899,594	4,570,490

Information Technology (38.73%)
	Application Software (3.68%)
25,074	Citrix Systems, Inc.[1]	1,606,116	1,809,340
3,732	salesforce.com, Inc.[1]	468,224	667,393

		2,074,340	2,476,733
	Communications Equipment (2.38%)
23,913	QUALCOMM, Inc.	1,411,633	1,600,975

	Computer Hardware (5.22%)
7,939	Apple, Inc.	2,186,665	3,514,040

	Data Processing & Outsourced Services (7.84%)
4,043	MasterCard, Inc., Cl A	1,334,753	2,187,789
18,230	Visa, Inc., Cl A	1,816,915	3,096,183

		3,151,668	5,283,972
	Internet Software & Services (12.65%)
36,739	eBay, Inc.[1]	1,857,610	1,991,989
61,409	Facebook Inc., Cl A1	1,706,499	1,570,842
5,019	Google, Inc., Cl A1	2,516,888	3,985,236
5,533	LinkedIn Corp., Cl A1	412,105	974,140

		6,493,102	8,522,207
	IT Consulting & Other Services (3.45%)
10,738	Equinix, Inc.[1,4]	886,625	2,322,737

	Semiconductor Equipment (1.70%)
16,827	ASML Holding N.V.[2]	1,038,085	1,144,404

	Systems Software (1.81%)
24,098	Red Hat, Inc.[1]	1,207,077	1,218,395

Total Information Technology		18,449,195	26,083,463

Materials (5.98%)
	Diversified Chemicals (1.89%)
14,546	BASF SE (Germany)[2]	998,480	1,273,881

	Fertilizers & Agricultural Chemicals (4.09%)
26,050	Monsanto Co.	2,027,009	2,751,662

Total Materials		3,025,489	4,025,543

Total Common Stocks		51,336,953	67,274,814

22	See Notes to Financial Statements.

March 31, 2013	Baron Fifth Avenue Growth Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

MARCH 31, 2013

Shares		Cost	Value
Private Equity Investments (0.01%)
Utilities (0.01%)
	Independent Power Producers & Energy Traders (0.01%)
83,700	Better Place, Inc., Series C Preferred[1,2,3,4,5]	$379,998	$3,348

Total Investments (99.91%)		$51,716,951	67,278,162

Cash and Other Assets Less Liabilities (0.09%)			60,730

Net Assets			$67,338,892

Retail Shares (Equivalent to $12.45 per share based on 3,107,434 shares outstanding)			$38,688,144

Institutional Shares (Equivalent to $12.53 per share based on 2,286,833 shares outstanding)			$28,650,748

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	At March 31, 2013, the market value of restricted and fair valued securities amounted to $3,348 or 0.01% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.
[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	23

Baron Funds	March 31, 2013

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

MARCH 31, 2013

				Baron	Baron Fifth
	Baron Asset	Baron Growth	Baron Small	Opportunity	Avenue Growth
	Fund	Fund	Cap Fund	Fund	Fund

Assets:
Investments in securities, at value*
Unaffiliated investments	$2,357,543,711	$6,201,712,064	$4,561,302,117	$402,994,853	$67,278,162
“Affiliated” investments	—	408,516,365	289,167,127	—	—

Total investments in securities, at value	2,357,543,711	6,610,228,429	4,850,469,244	402,994,853	67,278,162
Foreign currency, at value†	—	—	—	31	—
Cash	251,050	662,020	—	—	—
Receivable for shares sold	1,194,566	11,827,758	7,609,572	345,604	175,531
Dividends and interest receivable	681,537	4,048,819	1,899,506	3	14,616
Prepaid expenses	36,392	101,020	74,662	6,423	1,099
Receivable for securities sold	—	9,385,454	2,722,799	—	—

	2,359,707,256	6,636,253,500	4,862,775,783	403,346,914	67,469,408

Liabilities:
Payable for shares redeemed	4,032,543	3,582,025	8,905,493	860,544	82,592
Payable for securities purchased	2,331,000	7,101,089	10,081,232	804,380	—
Distribution fees payable (Note 4)	919	159	371	530	200
Investment advisory fees payable (Note 4)	792	604	237	989	144
Due to custodian	—	—	—	—	7,726
Payable for collateral on loaned securities	—	8,400,000	—	—	—
Accrued expenses and other payables	267,164	536,802	322,668	73,863	39,854

	6,632,418	19,620,679	19,310,001	1,740,306	130,516

Net Assets	$2,353,074,838	$6,616,632,821	$4,843,465,782	$401,606,608	$67,338,892

Net Assets consist of:
Paid-in capital	$1,023,065,437	$3,335,000,414	$2,811,187,253	$298,308,983	$54,262,938
Undistributed (accumulated) net investment income (loss)	(5,697,714)	20,878,042	(18,163,206)	(4,567,876)	5,026
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	148,166,155	92,153,175	110,080,587	12,777,646	(2,490,283)
Net unrealized appreciation on investments and foreign currency transactions	1,187,540,960	3,168,601,190	1,940,361,148	95,087,855	15,561,211

Net Assets	$2,353,074,838	$6,616,632,821	$4,843,465,782	$401,606,608	$67,338,892

Retail Shares:
Net Assets	$1,943,150,065	$4,269,485,389	$3,438,323,920	$316,076,914	$38,688,144

Shares Outstanding ($0.01 par value; indefinite shares authorized)	34,808,954	70,179,842	116,467,371	19,139,085	3,107,434

Net Asset Value Per Share	$55.82	$60.84	$29.52	$16.51	$12.45

Institutional Shares:
Net Assets	$409,924,773	$2,347,147,432	$1,405,141,862	$85,529,694	$28,650,748

Shares Outstanding ($0.01 par value; indefinite shares authorized)	7,255,155	38,269,267	47,122,047	5,125,385	2,286,833

Net Asset Value Per Share	$56.50	$61.33	$29.82	$16.69	$12.53

*Investments in securities, at cost:
Unaffiliated investments	$1,170,002,751	$3,220,226,355	$2,618,360,965	$307,906,999	$51,716,951
“Affiliated” investments	—	221,377,447	291,747,131	—	—

Total investments in securities, at cost	$1,170,002,751	$3,441,603,802	$2,910,108,096	$307,906,999	$51,716,951

†Foreign currency, at cost:	$—	$—	$—	$30	$—

24	See Notes to Financial Statements.

March 31, 2013	Baron Funds

STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED MARCH 31, 2013

				Baron	Baron Fifth
	Baron Asset	Baron Growth	Baron Small	Opportunity	Avenue Growth
	Fund	Fund	Cap Fund	Fund	Fund

Investment income:
Income:
Dividends — unaffiliated investments	$12,888,573	$41,912,837	$29,277,802	$869,396	$531,720
Dividends — “affiliated” investments	—	3,335,699	2,454,444	—	—
Interest	1,400	8,296	6,541	318	69
Securities lending income	—	143,590	—	—	—
Miscellaneous income	—	176,472	674,915	25	3
Foreign taxes withheld on dividends	(59,550)	(368,052)	(56,119)	—	(3,849)

Total income	12,830,423	45,208,842	32,357,583	869,739	527,943

Expenses:
Investment advisory fees (Note 4)	10,984,175	29,687,609	21,705,005	1,911,414	278,526
Distribution fees — Retail Shares (Note 4)	2,275,883	4,985,576	3,913,341	389,856	46,337
Shareholder servicing agent fees and expenses — Retail Shares	290,600	348,830	231,390	65,870	17,518
Shareholder servicing agent fees and expenses — Institutional Shares	14,820	48,580	45,190	8,680	5,620
Reports to shareholders	246,840	657,800	532,420	66,230	3,500
Registration and filing fees	47,797	87,730	73,670	31,895	24,734
Custodian and fund accounting fees	47,036	177,502	123,368	19,632	17,032
Trustee fees and expenses	32,808	85,535	62,782	5,677	798
Professional fees	21,934	64,442	53,010	23,098	19,278
Insurance expense	21,794	58,070	38,534	3,078	438
Administration fees	13,252	13,252	13,240	13,278	13,242
Line of credit fees	10,422	27,848	21,060	2,712	290
Miscellaneous expenses	1,208	1,146	1,190	1,240	1,216

Total operating expenses	14,008,569	36,243,920	26,814,200	2,542,660	428,529
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	—	—	—	(37,652)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	—	—	(19,595)

Net expenses	14,008,569	36,243,920	26,814,200	2,542,660	371,282

Net investment income (loss)	(1,178,146)	8,964,922	5,543,383	(1,672,921)	156,661

Realized and unrealized gain (loss) on investments:
Net realized gain on investments sold — unaffiliated investments	148,320,358	104,517,282	115,000,431	17,833,109	501,658
Net realized gain on investments sold — “affiliated” investments	—	41,514,736	370,022	—	—
Net realized gain (loss) on foreign currency transactions	—	(5,240)	—	—	49
Net change in unrealized appreciation (depreciation) of:
Investments	175,383,912	729,924,402	558,613,419	11,569,818	2,750,419
Foreign currency transactions	—	(23,437)	—	(1)	184

Net gain on investments	323,704,270	875,927,743	673,983,872	29,402,926	3,252,310

Net increase in net assets resulting from operations	$322,526,124	$884,892,665	$679,527,255	$27,730,005	$3,408,971

See Notes to Financial Statements.	25

Baron Funds	March 31, 2013

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Baron Asset Fund		Baron Growth Fund		Baron Small Cap Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	March 31,	September 30,	March 31,	September 30,	March 31,	September 30,
	2013	2012	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,178,146)	$(5,298,482)	$8,964,922	$29,532,484	$5,543,383	$(28,163,079)
Net realized gain	148,320,358	171,302,435	146,026,778	496,304,897	115,370,453	120,253,523
Net change in unrealized appreciation	175,383,912	339,828,168	729,900,965	910,961,246	558,613,419	842,563,581

Increase in net assets resulting from operations	322,526,124	505,832,121	884,892,665	1,436,798,627	679,527,255	934,654,025

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	(7,572,210)	—	—	—
Net investment income — Institutional Shares	—	—	(8,957,848)	—	—	—
Net realized gain on investments — Retail Shares	(129,311,715)	(295,295,363)	(375,799,461)	(70,607,923)	(92,464,580)	(62,711,476)
Net realized gain on investments — Institutional Shares	(25,794,972)	(44,957,997)	(169,259,302)	(22,801,280)	(34,510,450)	(11,933,831)

Decrease in net assets from distributions to shareholders	(155,106,687)	(340,253,360)	(561,588,821)	(93,409,203)	(126,975,030)	(74,645,307)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	62,353,405	109,530,493	315,666,592	566,465,559	326,997,379	489,661,271
Proceeds from the sale of shares — Institutional Shares	48,607,057	150,113,893	418,381,425	487,130,832	229,772,549	596,291,795
Net asset value of shares issued in reinvestment of distributions — Retail Shares	126,784,479	287,463,007	368,871,467	68,478,826	90,937,514	60,742,912
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	24,440,596	43,162,313	168,968,387	20,899,104	31,050,332	10,446,810
Cost of shares redeemed — Retail Shares	(229,476,134)	(614,965,623)	(686,628,051)	(1,667,071,120)	(455,831,192)	(1,011,177,996)
Cost of shares redeemed — Institutional Shares	(79,383,456)	(122,336,233)	(112,702,936)	(371,034,342)	(124,836,399)	(173,712,082)

Increase (decrease) in net assets derived from capital share transactions	(46,674,053)	(147,032,150)	472,556,884	(895,131,141)	98,090,183	(27,747,290)

Net increase in net assets	120,745,384	18,546,611	795,860,728	448,258,283	650,642,408	832,261,428

Net Assets:
Beginning of period	2,232,329,454	2,213,782,843	5,820,772,093	5,372,513,810	4,192,823,374	3,360,561,946

End of period	$2,353,074,838	$2,232,329,454	$6,616,632,821	$5,820,772,093	$4,843,465,782	$4,192,823,374

Undistributed (accumulated) net investment income (loss) at end of period	$(5,697,714)	$(4,519,568)	$20,878,042	$28,443,178	$(18,163,206)	$(23,706,589)

Capital share transactions — Retail Shares
Shares sold	1,198,073	2,199,461	5,492,900	10,646,693	12,082,559	20,068,255
Shares issued in reinvestment of distributions	2,636,400	6,436,700	6,899,429	1,393,262	3,545,322	2,742,754
Shares redeemed	(4,495,530)	(12,448,237)	(12,215,056)	(31,051,472)	(17,079,847)	(41,265,891)

Net increase (decrease)	(661,057)	(3,812,076)	177,273	(19,011,517)	(1,451,966)	(18,454,882)

Capital share transactions — Institutional Shares
Shares sold	938,180	2,999,141	7,346,828	9,003,458	8,390,306	23,973,944
Shares issued in reinvestment of distributions	502,582	959,162	3,129,757	422,375	1,199,781	467,976
Shares redeemed	(1,543,449)	(2,460,749)	(1,972,227)	(6,819,618)	(4,618,919)	(7,033,105)

Net increase (decrease)	(102,687)	1,497,554	8,504,358	2,606,215	4,971,168	17,408,815

26	See Notes to Financial Statements.

March 31, 2013	Baron Funds

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (Continued)

	Baron Opportunity Fund		Baron Fifth Avenue Growth Fund

	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended
	March 31,	September 30,	March 31,	September 30,
	2013	2012	2013	2012

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,672,921)	$(3,785,120)	$156,661	$(94,944)
Net realized gain	17,833,109	3,359,679	501,707	78,496
Net change in unrealized appreciation	11,569,817	64,111,020	2,750,603	10,248,835

Increase in net assets resulting from operations	27,730,005	63,685,579	3,408,971	10,232,387

Distributions to shareholders from:
Net realized gain on investments — Retail Shares	(5,021,225)	—	—	—
Net realized gain on investments — Institutional Shares	(900,337)	—	—	—

Decrease in net assets from distributions to shareholders	(5,921,562)	—	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	32,520,208	113,195,896	7,018,661	11,074,077
Proceeds from the sale of shares — Institutional Shares	31,347,531	30,456,183	8,468,783	14,217,880
Net asset value of shares issued in reinvestment of distributions — Retail Shares	4,934,553	—	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	752,126	—	—	—
Cost of shares redeemed — Retail Shares	(70,323,652)	(76,098,866)	(5,107,696)	(6,965,740)
Cost of shares redeemed — Institutional Shares	(14,297,952)	(12,263,787)	(199,741)	(8,416,478)

Increase (decrease) in net assets derived from capital share transactions	(15,067,186)	55,289,426	10,180,007	9,909,739

Net increase in net assets	6,741,257	118,975,005	13,588,978	20,142,126

Net Assets:
Beginning of period	394,865,351	275,890,346	53,749,914	33,607,788

End of period	$401,606,608	$394,865,351	$67,338,892	$53,749,914

Undistributed (accumulated) net investment income (loss) at end of period	$(4,567,876)	$(2,894,955)	$5,026	$(151,635)

Capital share transactions — Retail Shares
Shares sold	2,086,511	7,818,334	585,940	975,308
Shares issued in reinvestment of distributions	333,867	—	—	—
Shares redeemed	(4,574,562)	(5,266,282)	(423,913)	(638,620)

Net increase (decrease)	(2,154,184)	2,552,052	162,027	336,688

Capital share transactions — Institutional Shares
Shares sold	2,041,330	2,058,518	714,776	1,226,617
Shares issued in reinvestment of distributions	50,411	—	—	—
Shares redeemed	(930,487)	(840,607)	(17,063)	(769,582)

Net increase	1,161,254	1,217,911	697,713	457,035

See Notes to Financial Statements.	27

Baron Funds	March 31, 2013

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

Baron Investment Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers five series (individually, a “Fund” and collectively, the “Funds”): Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

The investment goals of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through long-term investments primarily in securities of medium-sized companies with undervalued assets or favorable growth prospects.

Baron Growth Fund seeks capital appreciation through long-term investments primarily in securities of small-sized growth companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

Baron Opportunity Fund seeks capital appreciation through investments primarily in growth companies that benefit from technology advances.

Baron Fifth Avenue Growth Fund seeks capital appreciation through investments primarily in securities of large-sized growth companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation. The Funds’ share prices or net asset values are calculated as of the close of the regular trading session (usually 4 p.m. E.T.) on the New York Stock Exchange (“NYSE”) on any day on which the NYSE is open. Portfolio securities traded on any national stock exchange are valued based on the last sale price. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives and the Committee reports to the Board every quarter. Factors the Committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than 60 days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. Money market instruments held by the Funds with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as fifteen hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign markets and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ non-U.S. securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses an outside pricing service which utilizes a systematic methodology to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Foreign Currency Translations. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions include gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

March 31, 2013	Baron Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending. The Funds may lend securities to certain brokers. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

At March 31, 2013, Baron Growth Fund had securities on loan with a value of $8,200,500 and held $8,400,000 of short-term investments as collateral for these loans.

e) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g) Restricted Securities. The Funds may invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

h) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred.

i) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended March 31, 2013 were as follows:

Fund	Purchases	Sales
Baron Asset Fund	$158,635,150	$360,563,911
Baron Growth Fund	152,199,608	305,128,312
Baron Small Cap Fund	471,965,231	500,167,497
Baron Opportunity Fund	135,880,085	144,794,260
Baron Fifth Avenue Growth Fund	19,964,696	7,943,035

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron Opportunity Fund equal to 1% per annum of the average daily net assets of the respective Funds. The Adviser receives a fee payable monthly from Baron Fifth Avenue Growth Fund equal to 0.90% per annum for daily net assets under $1 billion, 0.85% per annum for daily net assets greater than $1 billion but less than $2 billion and 0.80% per annum for daily net assets greater than $2 billion. For Baron Opportunity Fund and Baron Fifth Avenue Growth Fund, the Adviser has contractually agreed to reduce its fee, to the extent required to limit the net operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses) to 1.50% and 1.30% of average daily net assets of the Retail Shares, and 1.25% and 1.05% of average daily net assets of the Institutional Shares, respectively.

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Retail Shares. Pursuant to a distribution plan under Rule 12b-1 of the 1940 Act, the Funds are authorized to pay BCI a distribution fee payable monthly equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with State Street Bank and Trust Company (the “Custodian”) to perform accounting and certain administrative services. The Custodian is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

Baron Funds	March 31, 2013

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

5. LINE OF CREDIT

The Funds participate in a committed line of credit agreement with the Custodian to be used for temporary purposes, primarily for financing redemptions. Each Fund may borrow up to the lesser of $100 million or the maximum amount each Fund may borrow under the 1940 Act, the limitations included in each Fund’s prospectus, or any limit or restriction under any law or regulation to which each Fund is subject or any agreement to which each Fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the Funds not exceed $100 million. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight Libor Rate plus a margin of 1.00%. A commitment fee of 0.12% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds. During the six months ended March 31, 2013, there were no loans outstanding under the line of credit.

6. RESTRICTED SECURITIES

At March 31, 2013, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At March 31, 2013, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Asset Fund
	Acquisition
Name of Issuer	Date(s)	Value
Private Equity Investments
Kerzner International Holdings Ltd., Cl A	9/27/2006	$8,268,000
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	26,249,149

Total Restricted Securities:
(Cost $86,581,904)† (1.47% of Net Assets)		$34,517,149

	Baron Growth Fund
	Acquisition
Name of Issuer	Date(s)	Value
Private Equity Investments
Better Place, Inc., Series C Preferred	12/1/2011	$192,467
Castlight Health, Inc.	4/26/2012	4,999,998
Kerzner International Holdings Ltd., Cl A	9/27/2006	11,766,000
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	8,835,646

Total Restricted Securities:
(Cost $109,475,996)† (0.39% of Net Assets)		$25,794,111

	Baron Small Cap Fund
	Acquisition
Name of Issuer	Date(s)	Value
Common Stocks
Viggle, Inc.	8/25/2011, 4/27/2012	$2,178,182
Private Equity Investments
Kerzner International Holdings Ltd., Cl A	9/27/2006	5,565,000
SFX Holding Corporation	6/6/2012	10,000,000
Warrants
Viggle, Inc. Warrants, Callable, Exp 4/27/2015	4/27/2012	0
Viggle, Inc. Warrants, Non-callable, Exp 8/22/2014	8/25/2011	0
Vitacost.com, Inc. Warrants, Exp 2/16/2015	2/17/2012	351,754

Total Restricted Securities:
(Cost $58,030,234)† (0.37% of Net Assets)		$18,094,936

	Baron Opportunity Fund
	Acquisition
Name of Issuer	Date	Value
Private Equity Investments
Better Place, Inc., Series C Preferred	12/1/2011	$22,026
Castlight Health, Inc.	4/26/2012	1,500,001

Total Restricted Securities:
(Cost $4,000,002)† (0.38% of Net Assets)		$1,522,027

† See Statements of Net Assets for cost of individual securities.

March 31, 2013	Baron Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

6. RESTRICTED SECURITIES (Continued)

	Baron Fifth Avenue Growth Fund
	Acquisition
Name of Issuer	Date	Value
Private Equity Investments
Better Place, Inc., Series C Preferred
(Cost $379,998) (0.01% of Net Assets)	12/1/2011	$3,348

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•
Level 2 — prices determined using other significant inputs that are observable, either directly or indirectly, through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•
Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, whose markets close hours before the Funds value their holdings may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach, which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of March 31, 2013 in valuing the Funds’ investments carried at fair value:

	Baron Asset Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$2,289,277,489	$—	$—	$2,289,277,489
Private Equity Investments†	—	—	34,517,149	34,517,149
Short Term Investments	—	33,749,073	—	33,749,073

Total Investments	$2,289,277,489	$33,749,073	$34,517,149	$2,357,543,711

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on March 31, 2013. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended March 31, 2013.

	Baron Growth Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$6,241,849,059	$78,273,798	$—	$6,320,122,857
Private Equity Investments†	—	—	25,794,111	25,794,111
Short Term Investments	—	264,311,461	—	264,311,461

Total Investments	$6,241,849,059	$342,585,259	$25,794,111	$6,610,228,429

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on March 31, 2013. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended March 31, 2013.

† See Statements of Net Assets for additional detailed categorizations..

Baron Funds	March 31, 2013

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Small Cap Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$4,691,935,617	$2,178,182	$—	$4,694,113,799
Private Equity Investments†	—	—	15,565,000	15,565,000
Warrants†	—	351,754	—	351,754
Short Term Investments	—	140,438,691	—	140,438,691

Total Investments	$4,691,935,617	$142,968,627	$15,565,000	$4,850,469,244

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on March 31, 2013. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended March 31, 2013.

	Baron Opportunity Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$398,356,625	$—	$—	$398,356,625
Private Equity Investments†	—	—	1,522,027	1,522,027
Short Term Investments	—	3,116,201	—	3,116,201

Total Investments	$398,356,625	$3,116,201	$1,522,027	$402,994,853

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on March 31, 2013. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended March 31, 2013.

	Baron Fifth Avenue Growth Fund
	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$67,274,814	$—	$—	$67,274,814
Private Equity Investments†	—	—	3,348	3,348

Total Investments	$67,274,814	$—	$3,348	$67,278,162

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on March 31, 2013. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended March 31, 2013.

†See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Baron Asset Fund
										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	March 31,	March 31,
Securities	2012	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2013	2013
Private Equity Investments
Consumer
Discretionary	$8,944,000	$—	$—	$(676,000)	$—	$—	$—	$—	$8,268,000	$(676,000)
Financials	23,708,908	—	—	2,540,241	—	—	—	—	26,249,149	2,540,241

Total	$32,652,908	$—	$—	$1,864,241	$—	$—	$—	$—	$34,517,149	$1,864,241

March 31, 2013	Baron Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Growth Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	March 31,	March 31,
Securities	2012	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2013	2013
Private Equity Investments
Consumer
Discretionary	$12,728,000	$—	$—	$(962,000)	$—	$—	$—	$—	$11,766,000	$(962,000)
Financials	7,980,583	—	—	855,063	—	—	—	—	8,835,646	855,063
Health Care	4,999,998	—	—	—	—	—	—	—	4,999,998	—
Utilities	21,845,000	—	—	(21,652,533)	—	—	—	—	192,467	(21,652,533)

Total	$47,553,581	$—	$—	$(21,759,470)	$—	$—	$—	$—	$25,794,111	$(21,759,470)

	Baron Small Cap Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	March 31,	March 31,
Securities	2012	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2013	2013
Private Equity Investments
Consumer
Discretionary	$11,020,000	$—	$—	$(455,000)	$5,000,000	$—	$—	$—	$15,565,000	$(455,000)

Total	$11,020,000	$—	$—	$(455,000)	$5,000,000	$—	$—	$—	$15,565,000	$(455,000)

	Baron Opportunity Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	March 31,	March 31,
Securities	2012	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2013	2013
Private Equity Investments
Health Care	$1,500,001	$—	$—	$—	$—	$—	$—	$—	$1,500,001	$—
Utilities	2,500,001	—	—	(2,477,975)	—	—	—	—	22,026	(2,477,975)

Total	$4,000,002	$—	$—	$(2,477,975)	$—	$—	$—	$—	$1,522,027	$(2,477,975)

	Baron Fifth Avenue Growth Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	September 30,	Premiums/	Gain	Appreciation			Into	Out of	March 31,	March 31,
Securities	2012	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2013	2013
Private Equity Investments
Utilities	$379,998	$—	$—	$(376,650)	$—	$—	$—	$—	$3,348	$(376,650)

Total	$379,998	$—	$—	$(376,650)	$—	$—	$—	$—	$3,348	$(376,650)

Baron Funds	March 31, 2013

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Significant unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of March 31, 2013 were as follows:

Baron Asset Fund

Sector	Company	Fair Value as of March 31, 2013	Valuation Technique	Unobservable Input	Weighted Average used on March 31, 2013	Range used on March 31, 2013
Private Equity Investments: Financials	Windy City Investments Holdings, L.L.C.	$26,249,149	Combination of Market Comparables and Option Pricing methods	Estimated volatility of the returns of the enterprise value[1]	6.34%	6.34%
				Discount for lack of marketability	4.58%	4.58%
				EV/Run Rate EBITDA Multiple[2]	9.67x	7.2x to 11.0x
				Adjustment to the EBITDA Multiple due to leverage[2]	10.6%	10.6%
				Change in the composite equity index of comparable companies	0.86%	-1.54% to 1.38%

[1]	The volatility was derived using the historical returns of the publicly traded debt of Nuveen Investments, Inc. and the historical returns of the equity of comparable public companies. Nuveen Investments, Inc. is the sole asset of Windy City Investments Holdings, L.L.C.
[2]	The multiple was derived as a simple average of the multiples of comparable companies. The derived EBITDA multiple was increased by 10.6% to 9.67x. This increase adjusts for leverage, as Nuveen Investments, Inc. is more levered than its comparable companies.

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of March 31, 2013, the components of net assets on a tax basis were as follows:

			Baron	Baron	Baron Fifth
	Baron Asset	Baron Growth	Small Cap	Opportunity	Avenue Growth
	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,170,002,751	$3,441,603,802	$2,910,108,096	$307,906,999	$51,716,951

Gross tax unrealized appreciation	1,242,507,010	3,285,150,226	2,041,173,255	103,074,473	16,321,709
Gross tax unrealized depreciation	(54,966,050)	(116,525,599)	(100,812,107)	(7,986,619)	(760,498)

Net tax unrealized appreciation	1,187,540,960	3,168,624,627	1,940,361,148	95,087,854	15,561,211
Net tax unrealized currency appreciation (depreciation)	—	(23,437)	—	1	—
Undistributed (accumulated) net investment income (loss)	(5,697,714)	20,878,042	(18,163,206)	(4,567,876)	5,026
Undistributed (accumulated) net realized gain (loss)	148,166,155	92,153,175	110,080,587	12,777,646	(2,490,283)
Paid-in capital	1,023,065,437	3,335,000,414	2,811,187,253	298,308,983	54,262,938

Net Assets	$2,353,074,838	$6,616,632,821	$4,843,465,782	$401,606,608	$67,338,892

March 31, 2013	Baron Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of September 30, 2012, the Funds had capital loss carryforwards expiring as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund	Baron Fifth Avenue Growth Fund

September 30, 2018	$—	$—	$—	$—	$1,867,337

The tax character of distributions paid during the six months ended March 31, 2013 and the fiscal year ended September 30, 2012 was as follows:

	Six Months Ended		Year Ended
	March 31, 2013		September 30, 2012

		Long Term		Long Term
Fund	Ordinary[1]	Capital Gain	Ordinary[1]	Capital Gain

Baron Asset Fund	$—	$155,106,687	$—	$340,253,360
Baron Growth Fund	16,530,058	545,058,763	—	93,409,203
Baron Small Cap Fund	—	126,975,030	—	74,645,307
Baron Opportunity Fund	—	5,921,562	—	—
Baron Fifth Avenue Growth Fund	—	—	—	—

[1] For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of the FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes,” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that, based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At March 31, 2013, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON GROWTH FUND

				Net Change in
	Value at			Unrealized			Shares Held at	Value at
	September 30,	Purchase	Sales	Appreciation	Realized	Dividend	March 31,	March 31,
Name of Issuer	2012	Cost	Proceeds	(Depreciation)	Gains/(Losses)	Income	2013	2013

“Affiliated” Company as of March 31, 2013:
Ameristar Casinos, Inc.	$35,600,000	$—	$—	$16,860,000	$—	$500,000	2,000,000	$52,460,000
Choice Hotels International, Inc.	96,209,925	—	—	31,037,400	—	1,112,775	3,007,500	127,247,325
DeVry, Inc.	74,539,000	—	544,590	29,134,782	58,308	552,500	3,250,000	103,187,500
Vail Resorts, Inc.	115,631,487	551,564	—	9,438,489	—	1,170,424	2,015,750	125,621,540

	$321,980,412	$551,564	$544,590	$86,470,671	$58,308	$3,335,699		$408,516,365

No Longer an “Affiliated” Company as of March 31, 2013:
Cymer, Inc.	$82,501,165	$—	$93,150,623	$26,853,030	$41,456,428	$—	600,000	$57,660,000

	$82,501,165	$—	$93,150,623	$26,853,030	$41,456,428	$—		$57,660,000

[1]

An “Affiliated” Company, as defined in the 1940 Act, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the six month period ended March 31, 2013.

Baron Funds	March 31, 2013

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

9.TRANSACTIONS IN “AFFILIATED” COMPANIES[1] (Continued)

BARON SMALL CAP FUND

				Net Change in
	Value at			Unrealized			Shares Held at	Value at
	September 30,	Purchase	Sales	Appreciation	Realized	Dividend	March 31,	March 31,
Name of Issuer	2012	Cost	Proceeds	(Depreciation)	Gains/(Losses)	Income	2013	2013

“Affiliated” Company as of March 31, 2013:
BJ’s Restaurants, Inc.	$36,280,000	$32,265,623	$—	$(10,305,623)	$—	$—	1,750,000	$58,240,000
Bravo Brio Restaurant Group, Inc.	23,280,000	—	5,405,910	2,351,765	(438,355)	—	1,250,000	19,787,500
The Chefs’ Warehouse, Inc.	28,665,000	—	—	3,657,500
Globe Specialty Metals, Inc.	60,880,000	—	—	(5,200,000)	—	1,000,000	4,000,000	55,680,000
The KEYW Holding Corp.	37,500,000	—	—	10,890,000	—	—	3,000,000	48,390,000
Mercury Systems, Inc.	18,585,000	—	—	(5,687,500)	—	—	1,750,000	12,897,500
Susser Petroleum Partners LP	21,622,907	6,108,193	—	9,643,900	—	534,444	1,150,000	37,375,000
Viggle, Inc.	4,734,546	—	—	(2,556,364)	—	—	2,545,455	2,178,182
Viggle, Inc., Warrants, Callable,
Exp 4/27/2015	—	—	—	—	—	—	545,455	—
Viggle, Inc., Warrants, Non-callable,
Exp 8/22/2014	180,000	—	—	(180,000)	—	—	2,000,000	—
Vitacost.com, Inc.	20,578,839	—	—	1,365,852	—	—	3,035,227	21,944,691
Vitacost.com, Inc. Warrants,
Exp 2/16/2015	363,884	—	—	(12,130)	—	—	242,589	351,754

	$252,670,176	$38,373,816	$5,405,910	$3,967,400	$(438,355)	$1,534,444		$289,167,127

No Longer an “Affiliated” Company as of March 31, 2013:
Chesapeake Lodging Trust	$39,740,000	$—	$—	$6,140,000	$—	$920,000	2,000,000	$45,880,000
Rogers Corp.	42,360,000	—	13,061,379	4,956,467	(921,088)	—	700,000	33,334,000
XPO Logistics, Inc.	14,688,000	—	15,808,350	4,828,117	1,729,465	—	322,876	5,437,232

	$96,788,000	$—	$28,869,729	$15,924,584	$808,377	$920,000		$84,651,232

[1]

An “Affiliated” Company, as defined in the 1940 Act, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the six month period ended March 31, 2013.

Baron Funds	March 31, 2013

FINANCIAL HIGHLIGHTS (UNAUDITED)

BARON ASSET FUND

Selected data for a share outstanding throughout each period:

RETAIL SHARES	Six Months
	Ended March 31,	Year Ended September 30,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Net asset value, beginning of period	$52.03	$49.00	$49.27	$43.62	$52.12	$66.57	$60.08	$56.52	$47.89	$40.05

Income (loss) from investment operations:
Net investment loss	(0.04)[1]	(0.14)[1]	(0.23)[1]	(0.28)[1]	(0.20)[1]	(0.29)[1]	(0.10)[1]	(0.27)	(0.46)	(0.43)
Net realized and unrealized gain (loss) on investments	7.59	10.94	0.73	5.93	(5.68)	(12.08)	11.27	6.64	12.08	8.27

Total from investment operations	7.55	10.80	0.50	5.65	(5.88)	(12.37)	11.17	6.37	11.62	7.84

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(3.76)	(7.77)	(0.77)	0.00	(2.62)	(2.08)	(4.68)	(2.81)	(2.99)	0.00

Total distributions	(3.76)	(7.77)	(0.77)	0.00	(2.62)	(2.08)	(4.68)	(2.81)	(2.99)	0.00

Net asset value, end of period	$55.82	$52.03	$49.00	$49.27	$43.62	$52.12	$66.57	$60.08	$56.52	$47.89

Total return	15.67%[4]	24.65%	0.85%	12.95%	(9.88)%	(19.14)%	19.56%	11.54%	25.21%	19.58%

Ratios/Supplemental data:
Net assets (in millions), end of period	$1,943.2	$1,845.6	$1,924.9	$2,424.2	$2,652.6	$3,311.8	$4,468.0	$3,365.6	$2,687.4	$2,002.4

Ratio of operating expenses to average net assets	1.32%[5]	1.33%	1.33%	1.32%	1.36%[2]	1.33%[2]	1.34%[2]	1.33%	1.34%	1.34%

Ratio of net investment loss to average net assets	(0.15)%[5]	(0.28)%	(0.41)%	(0.61)%	(0.54)%	(0.49)%	(0.17)%	(0.49)%	(0.91)%	(0.90)%

Portfolio turnover rate	7.24%[4]	13.11%	23.89%	13.04%	14.67%	16.02%	13.39%	21.87%	11.47%	19.57%

INSTITUTIONAL SHARES	Six Months
	Ended March 31,	Year Ended September 30,
	2013	2012	2011	2010	2009[3]
Net asset value, beginning of period	$52.55	$49.30	$49.43	$43.65	$37.38

Income (loss) from investment operations:
Net investment income (loss)	0.03 [1]	0.01 [1]	(0.10)[1]	(0.15)[1]	(0.05)[1]
Net realized and unrealized gain on investments	7.68	11.01	0.74	5.93	6.32

Total from investment operations	7.71	11.02	0.64	5.78	6.27

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(3.76)	(7.77)	(0.77)	0.00	0.00

Total distributions	(3.76)	(7.77)	(0.77)	0.00	0.00

Net asset value, end of period	$56.50	$52.55	$49.30	$49.43	$43.65

Total return	15.82%[4]	24.99%	1.14%	13.24%	16.77%[4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$409.9	$386.7	$288.9	$242.8	$82.3

Ratio of operating expenses to average net assets	1.05%[5]	1.06%	1.06%	1.06%	1.16%[5]

Ratio of net investment income (loss) to average net assets	0.12%[5]	0.02%	(0.18)%	(0.33)%	(0.39)%[5]

Portfolio turnover rate	7.24%[4]	13.11%	23.89%	13.04%	14.67%

1	Based on average shares outstanding.
2	Benefit of expense reduction rounds to less than 0.01%.
3	For the period May 29, 2009 (commencement of operations) to September 30, 2009.
4	Not Annualized.
5	Annualized.

See Notes to Financial Statements.	37

March 31, 2013	Baron Funds

FINANCIAL HIGHLIGHTS (Unaudited)

BARON GROWTH FUND

Selected data for a share outstanding throughout each period:

RETAIL SHARES	Six Months
	Ended March 31,	Year Ended September 30,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Net asset value, beginning of period	$58.19	$46.18	$44.37	$39.00	$41.69	$54.55	$47.23	$45.96	$38.92	$32.65

Income (loss) from investment operations:
Net investment income (loss)	0.06 [1]	0.20 [1]	(0.29)[1]	(0.34)[1]	(0.18)[1]	(0.28)[1]	(0.25)[1]	(0.29)	(0.29)	(0.30)
Net realized and unrealized gain (loss) on investments	8.29	12.64	2.10	5.71	(2.47)	(10.07)	10.11	3.61	7.33	6.57

Total from investment operations	8.35	12.84	1.81	5.37	(2.65)	(10.35)	9.86	3.32	7.04	6.27

Less distributions to shareholders from:
Net investment income	(0.11)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(5.59)	(0.83)	0.00	0.00	(0.04)	(2.51)	(2.54)	(2.05)	0.00	0.00

Total distributions	(5.70)	(0.83)	0.00	0.00	(0.04)	(2.51)	(2.54)	(2.05)	0.00	0.00

Net asset value, end of period	$60.84	$58.19	$46.18	$44.37	$39.00	$41.69	$54.55	$47.23	$45.96	$38.92

Total return	15.72%[4]	28.12%	4.08%	13.77%	(6.34)%	(19.78)%	21.41%	7.36%	18.09%	19.20%

Ratios/Supplemental data:
Net assets (in millions), end of period	$4,269.5	$4,073.5	$4,110.8	$4,842.8	$5,034.5	$5,615.0	$7,075.9	$5,315.8	$5,005.1	$3,135.6

Ratio of operating expenses to average net assets	1.31%[5]	1.32%	1.32%	1.32%	1.35%[2]	1.32%[2]	1.31%[2]	1.31%	1.31%	1.33%

Ratio of net investment income (loss) to average net assets	0.23%[5]	0.38%	(0.56)%	(0.80)%	(0.56)%	(0.59)%	(0.49)%	(0.61)%	(0.73)%	(0.89)%

Portfolio turnover rate	2.61%[4]	13.70%	13.51%	16.12%	26.65%	25.97%	21.37%	21.27%	15.50%	27.15%

INSTITUTIONAL SHARES	Six Months
	Ended March 31,	Year Ended September 30,
	2013	2012	2011	2010	2009[3]
Net asset value, beginning of period	$58.70	$46.46	$44.52	$39.03	$33.71

Income (loss) from investment operations:
Net investment income (loss)	0.13 [1]	0.45 [1]	(0.17)[1]	(0.22)[1]	(0.04)[1]
Net realized and unrealized gain on investments	8.35	12.62	2.11	5.71	5.36

Total from investment operations	8.48	13.07	1.94	5.49	5.32

Less distributions to shareholders from:
Net investment income	(0.26)	0.00	0.00	0.00	0.00
Net realized gain on investments	(5.59)	(0.83)	0.00	0.00	0.00

Total distributions	(5.85)	(0.83)	0.00	0.00	0.00

Net asset value, end of period	$61.33	$58.70	$46.46	$44.52	$39.03

Total return	15.86%[4]	28.45%	4.36%	14.07%	15.78%[4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$2,347.1	$1,747.3	$1,261.8	$728.9	$238.7

Ratio of operating expenses to average net assets	1.05%[5]	1.06%	1.06%	1.06%	1.13%[5]

Ratio of net investment income (loss) to average net assets	0.46%[5]	0.83%	(0.33)%	(0.53)%	(0.29)%[5]

Portfolio turnover rate	2.61%[4]	13.70%	13.51%	16.12%	26.65%

1	Based on average shares outstanding.
2	Benefit of expense reduction rounds to less than 0.01%.
3	For the period May 29, 2009 (commencement of operations) to September 30, 2009.
4	Not Annualized.
5	Annualized.

38	See Notes to Financial Statements.

Baron Funds	March 31, 2013

FINANCIAL HIGHLIGHTS (UNAUDITED)

BARON SMALL CAP FUND

Selected data for a share outstanding throughout each period:

RETAIL SHARES	Six Months
	Ended March 31,	Year Ended September 30,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Net asset value, beginning of period	$26.14	$20.84	$20.90	$17.96	$18.70	$25.47	$23.59	$23.08	$19.18	$17.26

Income (loss) from investment operations:
Net investment income (loss)	0.03 [1]	(0.19)[1]	(0.15)[1]	(0.06)[1]	(0.13)[1]	(0.09)[1]	(0.02)[1]	(0.18)	(0.10)	(0.15)
Net realized and unrealized gain (loss) on investments	4.15	5.96	0.09 [2]	3.00	(0.61)	(5.01)	4.96	1.43	4.55	2.07

Total from investment operations	4.18	5.77	(0.06)	2.94	(0.74)	(5.10)	4.94	1.25	4.45	1.92

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(0.80)	(0.47)	0.00	0.00	(0.00)[3]	(1.67)	(3.06)	(0.74)	(0.55)	0.00

Total distributions	(0.80)	(0.47)	0.00	0.00	(0.00)	(1.67)	(3.06)	(0.74)	(0.55)	0.00

Net asset value, end of period	$29.52	$26.14	$20.84	$20.90	$17.96	$18.70	$25.47	$23.59	$23.08	$19.18

Total return	16.50%[6]	28.09%	(0.29)%	16.37%	(3.95)%	(21.44)%	22.54%	5.52%	23.56%	11.12%

Ratios/Supplemental data:
Net assets (in millions), end of period	$3,438.3	$3,081.8	$2,842.0	$3,032.0	$2,719.4	$2,871.6	$3,522.4	$2,921.7	$2,828.6	$1,782.1

Ratio of operating expenses to average net assets	1.31%[7]	1.31%	1.31%	1.31%	1.34%[4]	1.32%[4]	1.31%[4]	1.33%	1.33%	1.33%

Ratio of net investment income (loss) to average net assets	0.19%[7]	(0.76)%	(0.63)%	(0.30)%	(0.86)%	(0.42)%	(0.09)%	(0.73)%	(0.48)%	(0.88)%

Portfolio turnover rate	11.09%[6]	28.02%	32.81%	27.22%	35.83%	41.52%	36.51%	39.99%	24.68%	32.92%

INSTITUTIONAL SHARES	Six Months
	Ended March 31,	Year Ended September 30,
	2013	2012	2011	2010	2009[5]
Net asset value, beginning of period	$26.36	$20.96	$20.97	$17.97	$15.52

Income (loss) from investment operations:
Net investment income (loss)	0.06 [1]	(0.13)[1]	(0.10)[1]	(0.03)[1]	(0.04)[1]
Net realized and unrealized gain on investments	4.20	6.00	0.09 [2]	3.03	2.49

Total from investment operations	4.26	5.87	(0.01)	3.00	2.45

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(0.80)	(0.47)	0.00	0.00	0.00

Total distributions	(0.80)	(0.47)	0.00	0.00	0.00

Net asset value, end of period	$29.82	$26.36	$20.96	$20.97	$17.97

Total return	16.63%[6]	28.41%	(0.05)%	16.69%	15.79%[6]

Ratios/Supplemental data:
Net assets (in millions), end of period	$1,405.2	$1,111.0	$518.6	$261.1	$89.4

Ratio of operating expenses to average net assets	1.05%[7]	1.05%	1.06%	1.06%	1.16%[7]

Ratio of net investment income (loss) to average net assets	0.42%[7]	(0.53)%	(0.42)%	(0.15)%	(0.75)%[7]

Portfolio turnover rate	11.09%[6]	28.02%	32.81%	27.22%	35.83%

1	Based on average shares outstanding.
2	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.
3	Less than $0.01 per share.
4	Benefit of expense reduction rounds to less than 0.01%.
5	For the period May 29, 2009 (commencement of operations) to September 30, 2009.
6	Not Annualized.
7	Annualized.

See Notes to Financial Statements.	39

March 31, 2013	Baron Funds

FINANCIAL HIGHLIGHTS (Unaudited)

BARON OPPORTUNITY FUND

Selected data for a share outstanding throughout each period:

RETAIL SHARES	Six Months
	Ended March 31,	Year Ended September 30,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.61	$12.83	$12.76	$10.61	$9.90	$13.01	$10.05	$9.16	$7.58	$6.48

Income (loss) from investment operations:
Net investment loss	(0.07)[1]	(0.17)[1]	(0.16)[1]	(0.13)[1]	(0.08)[1]	(0.09)[1]	(0.07)[1]	(0.03)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	1.21	2.95	0.23	2.28	0.79	(3.02)	3.03	0.92	1.66	1.18

Total from investment operations	1.14	2.78	0.07	2.15	0.71	(3.11)	2.96	0.89	1.57	1.08

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(0.24)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.24)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Redemption fees added to paid-in capital	0.00	0.00	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.02

Net asset value, end of period	$16.51	$15.61	$12.83	$12.76	$10.61	$9.90	$13.01	$10.05	$9.16	$7.58

Total return	7.48%[3]	21.67%	0.55%	20.26%	7.17%	(23.90)%	29.45%[4]	9.72%	20.84%[4]	16.98%[4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$316.1	$332.4	$240.4	$214.4	$142.7	$154.4	$198.0	$145.4	$145.7	$133.9

Ratio of operating expenses to average net assets	1.38%[5]	1.39%	1.41%	1.44%	1.50%	1.42%	1.43%	1.45%	1.52%	1.56%
Less: Reimbursement of expenses by Adviser and/or offsets	0.00%	0.00%	0.00%	0.00%	0.00%[6]	0.00%[6]	(0.01)%	0.00%	(0.02)%	(0.06)%

Ratio of net operating expenses to average net assets	1.38%[5]	1.39%	1.41%	1.44%	1.50%	1.42%	1.42%	1.45%	1.50%	1.50%

Ratio of net investment loss to average net assets	(0.91)%[5]	(1.16)%	(1.11)%	(1.08)%	(1.00)%	(0.79)%	(0.61)%	(0.26)%	(1.01)%	(1.25)%

Portfolio turnover rate	35.80%[3]	88.56%	65.43%	76.44%	68.09%	61.44%	46.20%	67.25%	83.64%	86.35%

INSTITUTIONAL SHARES	Six Months
	Ended March 31,	Year Ended September 30,
	2013	2012	2011	2010	2009[7]
Net asset value, beginning of period	$15.75	$12.91	$12.80	$10.62	$8.88

Income (loss) from investment operations:
Net investment loss	(0.06)[1]	(0.13)[1]	(0.12)[1]	(0.10)[1]	(0.02)[1]
Net realized and unrealized gain on investments	1.24	2.97	0.23	2.28	1.76

Total from investment operations	1.18	2.84	0.11	2.18	1.74

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(0.24)	0.00	0.00	0.00	0.00

Total distributions	(0.24)	0.00	0.00	0.00	0.00

Redemption fees added to paid-in capital	0.00	0.00	0.00	0.00 [2]	0.00

Net asset value, end of period	$16.69	$15.75	$12.91	$12.80	$10.62

Total return	7.67%[3]	22.00%	0.86%	20.53%	19.59%[3,4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$85.5	$62.5	$35.5	$25.5	$10.9

Ratio of operating expenses to average net assets	1.11%[5]	1.13%	1.14%	1.18%	1.37%[5]
Less: Reimbursement of expenses by Adviser and/or offsets	0.00%	0.00%	0.00%	0.00%	(0.12)%[5]

Ratio of net operating expenses to average net assets	1.11%[5]	1.13%	1.14%	1.18%	1.25%[5]

Ratio of net investment loss to average net assets	(0.71)%[5]	(0.90)%	(0.84)%	(0.83)%	(0.74)%[5]

Portfolio turnover rate	35.80%[3]	88.56%	65.43%	76.44%	68.09%

1	Based on average shares outstanding.
2	Less than $0.01 per share.
3	Not Annualized.
4	The total returns would have been lower had certain expenses not been reduced during the period shown.
5	Annualized.
6	Benefit of expense reduction rounds to less than 0.01%.
7	For the period May 29, 2009 (commencement of operations) to September 30, 2009.

40	See Notes to Financial Statements.

Baron Funds	March 31, 2013

FINANCIAL HIGHLIGHTS (UNAUDITED)

BARON FIFTH AVENUE GROWTH FUND

Selected data for a share outstanding throughout each period:

RETAIL SHARES	Six Months
	Ended March 31,	Year Ended September 30,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004[1]
Net asset value, beginning of period	$11.83	$8.98	$9.21	$8.60	$10.38	$14.12	$12.22	$11.56	$9.89	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02 [2]	(0.03)[2]	(0.06)[2]	(0.03)[2]	0.03 [2]	0.00 [2,3]	(0.01)[2]	(0.02)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	0.60	2.88	(0.17)	0.66	(1.03)	(2.62)	1.91	0.68	1.72	(0.09)

Total from investment operations	0.62	2.85	(0.23)	0.63	(1.00)	(2.62)	1.90	0.66	1.67	(0.11)

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	(0.02)	(0.01)	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	(0.77)	(1.12)	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	(0.02)	(0.78)	(1.12)	0.00	0.00	0.00	0.00

Net asset value, end of period	$12.45	$11.83	$8.98	$9.21	$8.60	$10.38	$14.12	$12.22	$11.56	$9.89

Total return	5.24%[4,5]	31.74%[4]	(2.50)%[4]	7.38%[4]	(7.75)%[4]	(19.96)%[4]	15.55%	5.71%	16.89%[4]	(1.10)%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of period	$38.7	$34.8	$23.4	$29.0	$32.8	$58.2	$110.2	$123.3	$96.5	$49.3

Ratio of operating expenses to average net assets	1.50%[6]	1.55%	1.59%	1.62%	1.69%	1.47%	1.36%	1.39%	1.49%	1.67%[6]
Less: Reimbursement of expenses by Adviser and/or offsets	(0.20)%[6]	(0.25)%	(0.29)%	(0.25)%	(0.29)%	(0.07)%	0.00%[7]	0.00%	(0.09)%	(0.27)%[6]

Ratio of net operating expenses to average net assets	1.30%[6]	1.30%	1.30%	1.37%	1.40%	1.40%	1.36%	1.39%	1.40%	1.40%[6]

Ratio of net investment income (loss) to average net assets	0.41%[6]	(0.30)%	(0.55)%	(0.32)%	0.40%	(0.01)%	(0.08)%	(0.16)%	(0.58)%	(0.79)%[6]

Portfolio turnover rate	13.04%[5]	79.07%	75.36%	57.67%	39.61%	39.59%	28.75%	105.77%	46.71%	7.58%[5]

INSTITUTIONAL SHARES	Six Months
	Ended March 31,	Year Ended September 30,
	2013	2012	2011	2010	2009[8]
Net asset value, beginning of period	$11.89	$9.00	$9.21	$8.61	$7.54

Income (loss) from investment operations:
Net investment income (loss)	0.04 [2]	(0.01)[2]	(0.03)[2]	(0.01)[2]	0.02 [2]
Net realized and unrealized gain (loss) on investments	0.60	2.90	(0.18)	0.66	1.05

Total from investment operations	0.64	2.89	(0.21)	0.65	1.07

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	(0.05)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	(0.05)	0.00

Net asset value, end of period	$12.53	$11.89	$9.00	$9.21	$8.61

Total return	5.38%[4,5]	32.11%[4]	(2.28)%[4]	7.59%[4]	14.19%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of period	$28.6	$18.9	$10.2	$10.4	$9.5

Ratio of operating expenses to average net assets	1.21%[6]	1.26%	1.31%	1.35%	1.61%[6]
Less: Reimbursement of expenses by Adviser and/or offsets	(0.16)%[6]	(0.21)%	(0.26)%	(0.24)%	(0.46)%[6]

Ratio of net operating expenses to average net assets	1.05%[6]	1.05%	1.05%	1.11%	1.15%[6]

Ratio of net investment income (loss) to average net assets	0.65%[6]	(0.05)%	(0.30)%	(0.07)%	0.58%[6]

Portfolio turnover rate	13.04%[5]	79.07%	75.36%	57.67%	39.61%

1	For the period April 30, 2004 (Commencement of Operations) to September 30, 2004.
2	Based on average shares outstanding.
3	Less than $0.01 per share.
4	The total returns would have been lower had certain expenses not been reduced during the period shown.
5	Not Annualized.
6	Annualized.
7	Benefit of expense reduction rounds to less than 0.01%.
8	For the period May 29, 2009 (commencement of operations) to September 30, 2009.

See Notes to Financial Statements.	41

Baron Funds	March 31, 2013

FUND EXPENSES (UNAUDITED)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on October 1, 2012 and held for the six months ended March 31, 2013.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 20131

	Actual	Beginning	Ending	Annualized	Expenses
	Total	Account Value	Account Value	Expense	Paid During
	Return	October 1, 2012	March 31, 2013	Ratio	the Period[2]
Baron Asset Fund- Retail Shares	15.67%	$1,000.00	$1,156.70	1.32%	$7.10
Baron Asset Fund- Institutional Shares	15.82%	$1,000.00	$1,158.20	1.05%	$5.65
Baron Growth Fund- Retail Shares	15.72%	$1,000.00	$1,157.20	1.31%	$7.05
Baron Growth Fund- Institutional Shares	15.86%	$1,000.00	$1,158.60	1.05%	$5.65
Baron Small Cap Fund- Retail Shares	16.50%	$1,000.00	$1,165.00	1.31%	$7.07
Baron Small Cap Fund- Institutional Shares	16.63%	$1,000.00	$1,166.30	1.05%	$5.67
Baron Opportunity Fund- Retail Shares	7.48%	$1,000.00	$1,074.80	1.38%	$7.14
Baron Opportunity Fund- Institutional Shares	7.67%	$1,000.00	$1,076.70	1.11%	$5.75
Baron Fifth Avenue Growth Fund- Retail Shares	5.24%	$1,000.00	$1,052.40 [3]	1.30%[4]	$6.65
Baron Fifth Avenue Growth Fund- Institutional Shares	5.38%	$1,000.00	$1,053.80 [3]	1.05%[4]	$5.38

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 2013

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account Value	Account Value	Expense	Paid During
	Total Return	October 1, 2012	March 31, 2013	Ratio	the Period[2]
Baron Asset Fund - Retail Shares	5.00%	$1,000.00	$1,018.35	1.32%	$6.64
Baron Asset Fund- Institutional Shares	5.00%	$1,000.00	$1,019.70	1.05%	$5.29
Baron Growth Fund- Retail Shares	5.00%	$1,000.00	$1,018.40	1.31%	$6.59
Baron Growth Fund- Institutional Shares	5.00%	$1,000.00	$1,019.70	1.05%	$5.29
Baron Small Cap Fund- Retail Shares	5.00%	$1,000.00	$1,018.40	1.31%	$6.59
Baron Small Cap Fund- Institutional Shares	5.00%	$1,000.00	$1,019.70	1.05%	$5.29
Baron Opportunity Fund- Retail Shares	5.00%	$1,000.00	$1,018.05	1.38%	$6.94
Baron Opportunity Fund- Institutional Shares	5.00%	$1,000.00	$1,019.40	1.11%	$5.59
Baron Fifth Avenue Growth Fund- Retail Shares	5.00%	$1,000.00	$1,018.45 [3]	1.30%[4]	$6.54
Baron Fifth Avenue Growth Fund- Institutional Shares	5.00%	$1,000.00	$1,019.70 [3]	1.05%[4]	$5.29

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[4]	Annualized expense ratios are adjusted to reflect fee waiver.

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Item 2. Code of Ethics.
          Not applicable.

Item 3. Audit Committee Financial Expert.
          Not applicable.

Item 4. Principal Accountant Fees and Services.
           Not applicable.

Item 5. Audit Committee of Listed Registrants.
           Not applicable.

Item 6. Schedule of Investments.
           Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
           Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
           Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
           Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
           Not applicable.

Item 11.	Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1) Not applicable.
(a)(2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.
(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON INVESTMENT FUNDS TRUST

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date:	May 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date:	May 22, 2013

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date:	May 22, 2013